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                                                                  Execution Copy


                       AMERICAN PRESIDENT COMPANIES, LTD.

                                   SMART PLAN



                                                Second Amendment and Restatement
                                                                 Effective as of
                                                                 January 1, 1993
                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1.           INTRODUCTION                                              1

ARTICLE 2.           ELIGIBILITY AND ENROLLMENT                                2
          2.1       Eligible Employees                                         2
          2.2       Enrollment                                                 2
          2.3       Rehired and Transferred Employees                          2
          2.4       Suspension of Participation                                3
          2.5       Termination of Participation                               3

ARTICLE 3.           EMPLOYEE CONTRIBUTIONS                                    4
          3.1       Amount of Employee Contributions                           4
          3.2       Designation of Employee Contributions                      4
          3.3       Payment of Employee Contributions                          4
          3.4       Elections to Contribute                                    5
          3.5       Amendment of Prior Elections                               5
          3.6       Voluntary Suspension of Employee Contributions             5
          3.7       Make-Up Unmatched After-Tax Contributions                  5
          3.8       Investment of Contributions                                6

ARTICLE 4.           COMPANY CONTRIBUTIONS                                     7
          4.1       Amount of Matching Contributions                           7
          4.2       Allocation of Matching Contributions                       7
          4.3       Discretionary Contributions

ARTICLE 5.           ROLLOVER CONTRIBUTIONS                                    9
          5.1       Requirements for Rollover Contributions                    9
          5.2       Crediting of Rollover Contributions                        9

ARTICLE 6.           PLAN INVESTMENTS                                         10
          6.1       The Trust Fund; No Reversion                              10
          6.2       Individual Accounts                                       10
          6.3       Investment Elections                                      11
          6.4       Change in Investment Elections                            11
          6.5       Account Transfers                                         11
          6.6       Accounts Transferred From AP Plan                         12

ARTICLE 7.           WITHDRAWALS                                              13
          7.1       Withdrawals From After-Tax Accounts
                    and Rollover Accounts                                     13
          7.2       Withdrawals From Other Accounts                           14
          7.3       Hardship or Disability Withdrawals                        15
          7.4       Procedure for Hardship Withdrawals                        15
          7.5       Representations Necessary for a Hardship Withdrawal       16
          7.6       Payment and Source of Withdrawals                         17

ARTICLE 8.           LOANS                                                    18
          8.1       Amount of Loans                                           18
          8.2       Aggregate Loan Limitation                                 18
          8.3       Terms of Loans                                            18
          8.4       Company Consent                                           19
          8.5       Restrictions on Loans                                     20
          8.6       Disbursement and Source of Loans                          20
          8.7       Loan Payments and Defaults                                20
          8.8       Loan Fees                                                 21

ARTICLE 9.           VESTING AND FORFEITURES                                  22
          9.1       100 Percent Vesting                                       22
          9.2       Vesting Schedules                                         22
          9.3       Vesting After Prior Distributions                         23
          9.4       Forfeitures                                               23
          9.5       Criminal Acts                                             24

ARTICLE 10.          AMOUNT AND DISTRIBUTION OF PLAN BENEFITS                 25
          10.1      Amount of Plan Benefits                                   25
          10.2      Time of Distribution:  General Rule                       25
          10.3      Earliest Time of Distribution                             25
          10.4      Latest Time of Distribution                               26
          10.5      Special Rules for Employees Over Age 65                   26
          10.6      Annuity Form of Distribution                              26
          10.7      Available Forms of Distribution                           26
          10.8      Small Benefits:  Immediate Lump Sum                       27
          10.9      Waiver of Annuity Form of Distribution                    27
          10.10     Survivor Annuity                                          28
          10.11     Other Forms of Death Benefit                              28
          10.12     Information on Distribution Options                       29
          10.13     Determination of Marital Status                           30
          10.14     Direct Rollovers                                          30
                     (a)    The Direct Rollover Option                        30
                     (b)    Definition of Eligible Rollover Distribution      30
                     (c)    Definition of Eligible Retirement Plan            30
                     (d)    Definition of Distributee                         31
                     (e)    Definition of Direct Rollover                     31

ARTICLE 11.          CLAIMS PROCEDURE                                         32
          11.1      Filing Claims for Benefits                                32
          11.2      Denial of Claims                                          32

ARTICLE 12.          REVIEW PROCEDURE                                         33
          12.1      Appointment of Review Panel                               33
          12.2      Right To Appeal                                           33
          12.3      Form of Request for Review                                33
          12.4      Time for Review Panel Action                              33
          12.5      Review Panel Decisions                                    33
          12.6      Rules and Procedures                                      34
          12.7      Exhaustion of Remedies Required                           34

ARTICLE 13.          MANAGEMENT OF ASSETS                                     35
          13.1      Control and Management of Plan Assets                     35
          13.2      Investment Authority                                      35
          13.3      Independent Qualified Public Accountant                   35
          13.4      Expenses                                                  35
          13.5      Benefit Payments                                          36
          13.6      Valuation of Accounts                                     36
          13.7      Statements                                                36

ARTICLE 14.          ADMINISTRATION OF THE PLAN                               37
          14.1      Plan Administration                                       37
          14.2      Employment of Advisers                                    37
          14.3      Service in Several Fiduciary Capacities                   37

ARTICLE 15.          AMENDMENT AND TERMINATION                                38
          15.1      Right To Amend or Terminate                               38
          15.2      Effect of Termination                                     38
          15.3      Allocation of Assets Upon Termination                     38

ARTICLE 16.          GENERAL PROVISIONS                                       39
          16.1      No Assignment of Property Rights; Qualified
                    Domestic Relations Orders                                 39
          16.2      Incompetence                                              39
          16.3      Unclaimed Plan Benefits                                   39
          16.4      No Employment Rights                                      40
          16.5      Beneficiary                                               40
          16.6      Merger, Consolidation and Transfer of
                    Assets or Liabilities                                     41
          16.7      Voting Rights                                             41
          16.8      Other Instructions by Participants                        41
          16.9      Spousal Consents                                          41
          16.10     Forms for Plan Communications                             42
          16.11     Choice of Law                                             42

ARTICLE 17.          SPECIAL TOP-HEAVINESS RULES                              43
          17.1      Determination of Top-Heavy Status                         43
          17.2      Minimum Allocations                                       43
          17.3      Impact on Contribution Limitations                        43
          17.4      Special Definitions                                       43
                     (a)    "Aggregation Group"                               43
                     (b)    "Determination Date"                              43
                     (c)    "Key Employee"                                    43
                     (d)    "Permissive Aggregation Group"                    43
                     (e)    "Required Aggregation Group"                      44
                     (f)    "Section 415 Compensation"                        44
                     (g)    "Top-Heavy Ratio"                                 44

ARTICLE 18.          PERIOD OF SERVICE                                        45
          18.1      Period of Employment Relationship                         45
          18.2      Interval Between Periods of Employment                    45

          18.3      Other Periods                                             46
          18.4      Aggregation of Periods                                    46
          18.5      Exclusions                                                46

ARTICLE 19.          DEFINITIONS                                              47
          19.1      "Accounts"                                                47
          19.2      "Affiliated Group"                                        47
          19.3      "After-Tax Accounts"                                      47
          19.4      "After-Tax Contribution"                                  48
          19.5      "Annuity Starting Date"                                   48
          19.6      "APC Stock"                                               48
          19.7      "APC Stock Fund"                                          48
          19.8      "AP Plan"                                                 48
          19.9      "Basic Company Accounts"                                  48
          19.10     "Beneficiary"                                             48
          19.11     "Code"                                                    48
          19.12     "Company"                                                 48
          19.13     "Company Accounts"                                        48
          19.14     "Company Contribution"                                    48
          19.15     "Compensation"                                            48
          19.16     "Disability"                                              49
          19.17     "Discretionary Contribution"                              49
          19.18     "Eligible Employee"                                       49
          19.19     "Employee"                                                49
          19.20     "Employee Accounts"                                       50
          19.21     "Employee Contribution"                                   50
          19.22     "ERISA"                                                   50
          19.23     "Forfeiture"                                              50
          19.24     "Highly Compensated Employee"                             50
          19.25     "Investment Funds"                                        50
          19.26     "Investment Manager"                                      50
          19.27     "Matched After-Tax Contribution"                          50
          19.28     "Matched Contribution"                                    50
          19.29     "Matched Salary Deferral"                                 50
          19.30     "Matching Contribution"                                   50
          19.31     "NPSI Plan"                                               51
          19.32     "Participant"                                             51
          19.33     "Participating Company"                                   51
          19.34     "Pension Accounts"                                        51
          19.35     "Period of Service"                                       51
          19.36     "Period of Severance"                                     51
          19.37     "Permanent Service Break"                                 51
          19.38     "Plan"                                                    52
          19.39     "Plan Benefit"                                            52
          19.40     "Plan Year"                                               52
          19.41     "Profit-Sharing Accounts"                                 52
          19.42     "Qualified Joint and Survivor Annuity"                    52
          19.43     "Qualified Preretirement Survivor Annuity"                52
          19.44     "Review Panel"                                            52
          19.45     "Rollover Accounts"                                       52
          19.46     "Rollover Contribution"                                   52

          19.47     "Salary Deferral"                                         52
          19.48     "Salary Deferral Accounts"                                52
          19.49     "Special Absence"                                         53
          19.50     "Transferred Company Accounts"                            53
          19.51     "Trust Agreement"                                         53
          19.52     "Trustee"                                                 53
          19.53     "Trust Fund"                                              53
          19.54     "United States"                                           53
          19.55     "Unmatched After-Tax Contribution"                        53
          19.56     "Unmatched Contribution"                                  53
          19.57     "Unmatched Salary Deferral"                               54
          19.58     "Years of Service"                                        54

ARTICLE 20.          EXECUTION                                                55

APPENDIX I           LIMITATIONS ON CONTRIBUTIONS                             56

ARTICLE 1.           DEFINITIONS                                              56
          1.1       "Aggregate 401(k) Contributions"                          56
          1.2       "Aggregate 401(m) Contributions"                          56
          1.3       "Annual Additions                                         56
          1.4       "Excess Aggregate Contributions"                          57
          1.5       "Excess Contributions"                                    57
          1.6       "Excess Deferrals"                                        57
          1.7       "Family Member"                                           57
          1.8       "Highly Compensated Employee"                             57
          1.9       "Highly Compensated Former Employee"                      59
          1.10      "Nonhighly Compensated Employee"                          59
          1.11      "Section 415 Compensation"                                59
          1.12      "Section 415 Employer Group                               59
          1.13      "Section 414(s) Compensation"                             60
          1.14      "Top-Paid Group"                                          61
          1.15      "Total Compensation"                                      61

ARTICLE 2.           DEFERRAL AND AVERAGE DEFERRAL PERCENTAGE
                     LIMITATIONS                                              63
          2.1       Return of Excess Deferrals                                63
          2.2       Average Deferral Percentage Limitation                    63
          2.3       Allocation of Excess Contributions
                    to Highly Compensated Employees                           64
          2.4       Distribution of Excess Contributions                      64
          2.5       Qualified Matching Contributions                          65
          2.6       Corrective Qualified Nonelective Contributions            65
          2.7       Special Rules                                             66
          2.8       Prospective Limitations on Salary Deferrals               68

ARTICLE 3.           AVERAGE CONTRIBUTION PERCENTAGE LIMITATIONS              69
          3.1       Average Contribution Percentage Limitation                69

          3.2       Allocation of Excess Aggregate Contributions
                    to Highly Compensated Employees                           69
          3.3       Distribution of Excess Aggregate Contributions            70
          3.4       Use of Salary Deferrals                                   70
          3.5       Corrective Qualified Nonelective Contributions            70
          3.6       Special Rules                                             70

ARTICLE 4.           MULTIPLE-USE LIMITATIONS                                 73
          4.1       Applicability of the Multiple-Use Limitation              73
          4.2       Multiple-Use Limitation                                   73
          4.3       Correction of Multiple-Use Limitation                     74

ARTICLE 5.           ALLOCATION LIMITATIONS                                   75
          5.1       Limitation on Contributions                               75
          5.2       Effect on Future Contributions                            75
          5.3       Return of Prior Employee Contributions                    75
          5.4       Other Excess Amounts                                      76
          5.5       Combined Limitation on Benefits and
                    Contributions                                             76
                               AMERICAN PRESIDENT
                                 COMPANIES, LTD.
                                   SMART PLAN

ARTICLE 1.     INTRODUCTION.

The Plan was most recently amended and restated as of January 1, 1993, to read as set forth herein. The Plan is intended to qualify as a profit-sharing plan under section 401(a) of the Code and contains a salary deferral arrangement intended to qualify under section 401(k) of the Code.

The Plan may be amended or terminated at any time and for any reason pursuant to
Article 15. The rights of a Participant who ceases to be an Employee shall be determined solely in accordance with the provisions of the Plan then in effect and shall not be affected by plan amendments taking effect as of a subsequent date, except as otherwise expressly provided in the Plan.

Effective as of September 1, 1990, certain participants in the AP Plan became Participants in this Plan and the accounts maintained for them under the AP Plan were transferred to this Plan. The Plan includes certain transition provisions that pertain only to Participants who transferred from the AP Plan effective as of September 1, 1990.
ARTICLE 2.     ELIGIBILITY AND ENROLLMENT.

2.1    Eligible Employees

       The term "Eligible Employee" shall mean any Employee who is employed by a Participating Company, except an Employee who is:

       (a)    Employed outside the United States and not on the U.S.
               payroll;

       (b) A "leased employee" (within the meaning of section 414(n) of the Code) with respect to the Participating Company;

       (c) Classified by the Company as a driver, driver-trainer or temporary employee;

       (d) Included in a unit of employees covered by a collective-bargaining agreement which does not provide that the Employee is eligible to participate in the Plan; or

       (e) Designated by the Company in writing as an individual who is not eligible to participate in the Plan.

       An individual's status as an Eligible Employee shall be determined by the Company, and such determination shall be conclusive and binding on all persons.

       2.2    Enrollment

       An Employee shall become entitled to participate in the Plan on the date when he or she becomes an Eligible Employee. The foregoing notwithstanding, July 1, 1993 is the first date on which an Employee who is compensated by a Participating Company on a nonsalaried basis shall become eligible to participate in the Plan. Eligible Employees who wish to participate shall make Employee Contributions and shall make the appropriate elections pursuant to Sections 3.4 and 6.3. Upon becoming a Participant, each Eligible Employee shall designate a Beneficiary pursuant to Section 16.5.

       2.3    Rehired and Transferred Employees

       A former Employee who is rehired as an Eligible Employee may commence or resume participation in the Plan on the date of reemployment. An Employee who is transferred to the status of an Eligible Employee may commence participation in the Plan on the date of the transfer.

       2.4    Suspension of Participation

       A Participant's participation in the Plan shall be suspended for any period of time during which the Participant:

       (a)    Is subject to Section 3.6;

       (b) Neither receives nor is entitled to receive any Compensation, including (without limitation) any leave of absence without pay; or

       (c) Does not qualify as an Eligible Employee but remains a Participant.

       A suspended Participant shall not be entitled to make Employee Contributions and shall not receive any allocation of Company Contributions or Forfeitures with respect to a period of suspended participation. A suspended Participant's Accounts shall remain invested as a part of the Trust Fund and shall continue to share in the gains, income, losses and expenses of the Trust Fund.

       2.5    Termination of Participation.

       A Participant's participation in the Plan shall terminate when his or her entire Plan Benefit has been distributed or on the date of his or her death, whichever occurs first. In the case of a Participant who is not entitled to a Plan Benefit, participation in the Plan shall terminate when the Participant ceases to be an Employee.

       ARTICLE 3.    EMPLOYEE CONTRIBUTIONS.

       3.1    Amount of Employee Contributions

       A Participant who is not suspended may elect to make Matched Contributions to the Plan. The amount of such Matched Contributions for any period of participation may be equal to any whole percentage of the Participant's Compensation for such period, up to six percent of the Participant's Compensation for such period. In addition, a Participant who is not suspended may elect to make Unmatched Contributions to the Plan. The amount of such Unmatched Contributions for any period of participation may be equal to any whole percentage of the Participant's Compensation for such period, up to 10% of the Participant's Compensation for such period. Contributions under this Section 3.1 are also subject to the limitations set forth in Section 3.2, Section 10.5 and Appendix I.

       3.2    Designation of Employee Contributions

       Each Participant who elects to make Employee Contributions to the Plan shall designate the percentage (in increments of one percent) of the Participant's Compensation which shall be contributed as Salary Deferrals and the percentage which shall be contributed as After-Tax Contributions. Salary Deferrals shall not exceed 12% of the Participant's Compensation for the applicable period. After-Tax Contributions shall not exceed 16% of the Participant's Compensation for the applicable period, reduced by the amount of Salary Deferrals for such period.

       3.3    Payment of Employee Contributions

       For federal income tax purposes (and, wherever permitted, for other federal and state and local tax purposes), Salary Deferrals shall be deemed to be employer contributions to the Plan, and a Participant's election to make Salary Deferrals shall constitute an election to have the Participant's taxable compensation reduced by the amount of the Salary Deferrals. After-Tax Contributions shall constitute after-tax employee contributions to the Plan. Salary Deferrals shall be made through periodic payroll deductions from the Participant's Compensation or through such other method as may be determined by the Company. Employee Contributions shall be withheld from Compensation through periodic payroll deductions, except as provided in Section 3.7.

       3.4    Elections to Contribute

       In accordance with procedures prescribed by the Company, a Participant who wishes to make Employee Contributions pursuant to Section 3.1 shall specify the rate at which he or she wishes to contribute to the Plan and shall designate such Employee Contributions as Salary Deferrals and/or After-Tax Contributions, as provided in Section 3.2. An initial election to make Employee Contributions may be made as of the enrollment date described in Section 2.2 or 2.3 by providing the prescribed election on or before such enrollment date (or such later date as the Company may specify). A subsequent election to make Employee Contributions shall be effective as of the first day of the payroll period that commences at least 14 calendar days after receipt of such election.

       3.5    Amendment of Prior Elections

       In accordance with procedures prescribed by the Company, a Participant who is making Employee Contributions may change the rate of such contributions to any other rate permitted under Sections 3.1 and 3.2. An election to change the rate of Employee Contributions shall be effective as of the first day of the payroll period that commences at least 14 days after receipt of such election.

       3.6    Voluntary Suspension of Employee Contributions

       In accordance with procedures prescribed by the Company, a Participant may elect to suspend all Employee Contributions. Any such election shall be effective as of the first day of the payroll period that commences at least 14 calendar days after receipt of such election. A Participant who has suspended all Employee Contributions may elect to resume such contributions by following the procedure prescribed by
       Section 3.4. However, an election to resume Employee Contributions shall in no event take effect prior to the first day of the payroll period that commences at least six months after the date on which such contributions were suspended.

       3.7    Make-Up Unmatched After-Tax Contributions

       A Participant who is not suspended may deposit in the Plan one or more Unmatched After-Tax Contributions on account of any prior periods of participation for which he or she contributed any Matched Contributions under Section 3.1 (if Matched Contributions were then permissible) but did not contribute the maximum Unmatched After-Tax Contributions permitted by
       Sections 3.1 and 3.2. The amount of any such Unmatched After-Tax Contribution shall not exceed (a) the maximum Unmatched After-Tax Contributions that would have been permissible under Sections 3.1 and
       3.2 while he or she participated in the Plan plus (b) the amount of any Unmatched After-Tax Contributions (excluding investment increments) previously withdrawn by the Participant under Section 7.1 plus (c) in the case of a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, the maximum "Unmatched After-Tax Contribution" that he or she could have made under the AP Plan as of August 31, 1990, minus (d) the amount of the aggregate Unmatched After-Tax Contributions previously made by the Participant. An Unmatched After-Tax Contribution under this Section 3.7 shall be paid to the Company in a lump sum in cash. A Participant making an Unmatched After-Tax Contribution under this Section 3.7 shall make a special investment election, applicable solely to such contribution, under Section 6.3.

       3.8    Investment of Contributions

       All Employee Contributions shall be transferred to the Trustee, for investment in the Trust Fund as provided in Article 6, as soon as reasonably practicable after they were withheld or otherwise paid to the Company. Salary Deferrals shall be credited to the Participant's Salary Deferral Accounts, and After-Tax Contributions shall be credited to the Participant's After-Tax Accounts.
       ARTICLE 4.    COMPANY CONTRIBUTIONS.

       4.1    Amount of Matching Contributions

       For each Plan Year, the Participating Companies shall make one or more Matching Contributions to the Plan. The aggregate amount of the Matching Contributions for a Plan Year shall be equal to the sum of the amounts allocated for such Plan Year to Participants pursuant to Section 4.2, reduced by Forfeitures which arose during such Plan Year.

       4.2    Allocation of Matching Contributions

       Subject to the limitations set forth in Appendix I, each eligible Participant's allocation of Matching Contributions and Forfeitures for a payroll period shall be equal to 100% of the aggregate Matched Contributions made by the Participant since the close of the preceding payroll period. As soon as reasonably practicable after the amount of the required allocation is determined, the Matching Contribution shall be paid to the Trustee and shall be allocated, along with Forfeitures, among eligible Participants who made Matched Contributions during the payroll period. A Participant who made Matched Contributions pursuant to Article 3 shall be eligible for an allocation of Matching Contributions and Forfeitures for a payroll period, unless Matching Contributions are suspended pursuant to Section 7.1 due to a withdrawal of Matched After-Tax Contributions. The preceding sentence notwithstanding, an individual who first became an Employee on or after April 1, 1989 (and who did not transfer to this Plan from the AP Plan as of September 1, 1990), shall in no event be eligible for an allocation of Matching Contributions or Forfeitures for any period prior to the first day of the payroll period which commences on or after the date on which he or she completed a six-month Period of Service. A Participant's share of Matching Contributions and Forfeitures shall be credited to his or her Company Accounts.

       4.3    Discretionary Contributions

       Each Participating Company may make Discretionary Contributions to the Plan in such amounts as it may from time to time determine. Discretionary Contributions for a Plan Year shall be paid to the Trustee not later than the last date prescribed by law for filing the Company's federal income tax return for the taxable year with or within which such Plan Year ends (including extensions of such date). Subject to the limitations set forth in Appendix I, Discretionary
       Contributions made for a Plan Year by a Participating Company shall be allocated among the eligible Participants employed by such Participating Company in the proportion that the Compensation of each of such eligible Participants for the Plan Year bears to the total Compensation of all of such eligible Participants for such Plan Year. For this purpose, an eligible Participant is a Participant who was an Employee on the last day of the Plan Year. The preceding sentence notwithstanding, an individual who first became an Employee on or after April 1, 1989, shall in no event be eligible for an allocation of Discretionary Contributions for any Plan Year unless he or she completed a six-month Period of Service on or before the October 1 of such Plan Year. A Participant's share of Discretionary Contributions shall be credited to his or her Company Accounts.
       ARTICLE 5.    ROLLOVER CONTRIBUTIONS.

       5.1    Requirements for Rollover Contributions

       With the Company's prior written consent, any Participant may make one or more Rollover Contributions to the Plan. A Rollover Contribution shall be permitted only if it meets both of the following conditions:

       (a)    The contribution must be made entirely in the form of U.S.
               dollars; and

       (b) The Participant must demonstrate to the Company's satisfaction that the contribution qualifies as a rollover contribution under section 402(c)(4), 403(a)(4) or 408(d)(3) of the Code.

       5.2    Crediting of Rollover Contributions

       A Rollover Contribution shall be paid to the Company in a lump sum. A Participant making a Rollover Contribution shall make a special investment election, applicable solely to such contribution, under
       Section 6.3, except that no portion of a Rollover Contribution shall be invested in the APC Stock Fund. Each approved Rollover Contribution shall be transferred to the Trustee as soon as reasonably practicable after it is paid to the Company. The Rollover Contribution shall be credited to the Participant's Rollover Accounts.
       ARTICLE 6.    PLAN INVESTMENTS.

       6.1    The Trust Fund; No Reversion

       The Trust Fund shall be comprised of one or more Investment Funds, as determined from time to time by the Company, including (without limitation) the APC Stock Fund. Except as provided in Subsections (a) and (b) below, the assets of the Plan shall never inure to the benefit of any Participating Company and shall be held for the exclusive purpose of providing benefits to Participants or their Beneficiaries and of defraying the reasonable expenses of administering the Plan.

       (a) In the case of a Company Contribution or Salary Deferral that was made by virtue of a mistake of fact, this Section 6.1 shall not prohibit the return of such Company Contribution or Salary Deferral to the appropriate Participating Company within 12 months after the payment thereof.

       (b) All Company Contributions and Salary Deferrals are conditioned upon the deductibility thereof under section 404 of the Code. To the extent that a deduction is disallowed for a Company Contribution or Salary Deferral, this Section 6.1 shall not prohibit the return of such Company Contribution or Salary Deferral (to the extent disallowed) to the appropriate Participating Company within 12 months after the disallowance of the deduction.

       6.2    Individual Accounts

       To the extent required by a Participant's selection of one or more Investment Funds, the following Accounts shall be maintained for such
       Participant:

       (a)    One or more After-Tax Accounts;

       (b)    One or more Company Accounts;

       (c)    One or more Rollover Accounts;

       (d)    One or more Salary Deferral Accounts;

       (e) In the case of a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, one or more Basic Company Accounts and one or more Transferred Company Accounts;

       (f) In the case of a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, and who previously participated in the profit-sharing component of the NPSI Plan, one or more Profit-Sharing Accounts; and

       (g) In the case of a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, and who previously participated in the pension component of the NPSI Plan, one or more Pension Accounts.

       6.3    Investment Elections

       Each Participant's share of new Company Contributions and reallocated Forfeitures and his or her new Employee Contributions and Rollover Contributions shall be invested entirely in any one Investment Fund or in any combination of the available Investment Funds, except that no Rollover Contributions and not more than 50% of all other contributions shall be invested in the APC Stock Fund. The portion of a Participant's contributions to be invested in any one Investment Fund shall be designated in increments of one percentage point. Each Participant shall make an investment allocation election in accordance with procedures prescribed by the Company before participation commences, except that a special election shall be made with respect to make-up Unmatched After-Tax Contributions under Section 3.7 and Rollover Contributions under
       Section 5.2. In the case of a Participant who transferred to this Plan from the AP Plan as of September 1, 1990, the investment allocation that he or she elected most recently under the AP Plan shall continue to apply under this Plan, unless a change is made pursuant to Section 6.4. If a Participant fails to direct the manner in which Rollover Contributions, Employee Contributions, Company Contributions and reallocated Forfeitures are to be invested, then he or she shall be deemed to have elected to have all such amounts invested entirely in the Investment Fund(s) selected by the Company for this purpose.

       6.4    Change in Investment Elections

       On any business day, a Participant (including a Participant whose participation is suspended pursuant to Section 2.4) may change his or her investment directions with respect to Employee Contributions, Rollover Contributions, Company Contributions and Forfeitures to be allocated thereafter. Any such change shall be made in accordance with procedures established by the Company and communicated to Participants.

       6.5    Account Transfers

       Subject to such restrictions as the Company may establish, including (without limitation) any restrictions required by a guaranteed investment contract held by the Plan, a Participant may transfer all or any portion of the value of his or her existing Accounts invested in one Investment Fund to any other Investment Fund, except that no amounts shall be transferred into the APC Stock Fund. The transfer may be made on any business day, in accordance with procedures established by the Company and communicated to Participants.

6.6    Accounts Transferred From AP Plan

       In the case of a Participant who transferred to this Plan from the AP Plan as of September 1, 1990, the accounts maintained for him or her under the AP Plan were transferred to this Plan. Such accounts were combined with, or added to, his or her Accounts under this Plan as follows:

       AP Plan Accounts              Accounts Under This Plan

       After-Tax Accounts . . . . .  After-Tax Accounts
       Basic Company Accounts . . . Basic Company Accounts Discretionary Accounts . . . Transferred Company
                                             Accounts
       Matching Accounts  . . . . .  Transferred Company
                                             Accounts
       Pension Accounts . . . . . .  Pension Accounts
       Profit-Sharing Accounts  . .  Profit-Sharing Accounts
       Rollover Accounts  . . . . .  Rollover Accounts
       Salary Deferral Accounts . .  Salary Deferral Accounts


       The transfers did not affect a Participant's investment allocation. Outstanding loans were transferred without change.
       ARTICLE 7.    WITHDRAWALS.

       7.1    Withdrawals From After-Tax Accounts and Rollover Accounts

       A Participant who has After-Tax Accounts or Rollover Accounts may make withdrawals from such Accounts, as provided by this Section 7.1.

       (a) A Participant may withdraw all or any portion of his or her After-Tax Contributions (not including investment increments) which are credited to his or her Pre-1987 After-Tax Accounts and which were not previously withdrawn by or distributed to the Participant. Any such withdrawal shall be treated as a withdrawal of Unmatched After-Tax Contributions, to the extent that previously unwithdrawn Unmatched After-Tax Contributions remain credited to the Participant's Pre-1987 After-Tax Accounts. Any additional withdrawal of After-Tax Contributions shall be treated as a withdrawal of Matched After-Tax Contributions. If Matched After-Tax Contributions are deemed withdrawn, no Matching Contributions or Forfeitures shall be allocated to the Participant's Company Accounts with respect to a period of six months, commencing as of the first day of the second payroll period following the date on which the withdrawal request was made; provided, however, that no such suspension of Matching Contributions or Forfeitures shall apply to a Participant who is at the same time withdrawing an amount on account of hardship pursuant to
               Section 7.3.

       (b) A Participant who has withdrawn or is withdrawing the entire amount of his or her After-Tax Contributions credited to his or her Pre-1987 After-Tax Accounts pursuant to Subsection (a) above may withdraw all or any part of the remaining balance credited to his or her Pre-1987 After-Tax Accounts.

       (c) A Participant who has withdrawn or is withdrawing the entire amount of his or her After-Tax Contributions credited to his or her Pre-1987 After-Tax Accounts pursuant to Subsection (a) above may withdraw all or any part of the balance credited to his or her Post-1986
               After-Tax Accounts. The portion of the amount withdrawn which is taxable to the
               Participant under section 72(e) of the Code, as determined by the Company, shall be treated as a withdrawal of investment increments. The portion of the amount withdrawn which is not so taxable to the Participant shall be treated as a withdrawal of his or her After-Tax Contributions. A withdrawal of After-Tax Contributions under this Subsection (c) shall be treated as a withdrawal of Unmatched After-Tax Contributions, to the extent that previously unwithdrawn Unmatched After-Tax Contributions remain credited to the Participant's Post-1986 After-Tax Accounts. After all Unmatched After-Tax Contributions are withdrawn, any additional withdrawal of After-Tax Contributions shall be treated as a withdrawal of Matched After-Tax Contributions. If Matched After-Tax
               Contributions are deemed withdrawn, no Matching
               Contributions or Forfeitures shall be allocated to the Participant's Company Accounts with respect to a period of six months, commencing as of the first day of the second payroll period following the date on which the withdrawal request was made; provided, however, that no such suspension of Matching Contributions or Forfeitures shall apply to a Participant who is at the same time withdrawing an amount on account of hardship pursuant to
               Section 7.3.

       (d) A Participant who has Rollover Accounts may make withdrawals from such Accounts. The amount that may be withdrawn under this Subsection (d) shall not exceed the balance credited to his or her Rollover Accounts.

       (e)    A Participant who wishes to make a withdrawal under this
               Section 7.1 shall file an election with the Company in accordance with the prescribed procedures. A Participant shall not be permitted to make more than one withdrawal under this Section 7.1, Section 7.2 or the AP Plan in any period of six consecutive months; provided, however, that withdrawals made at the same time shall be considered a single withdrawal.

       7.2    Withdrawals From Other Accounts

       A Participant who is withdrawing the maximum amount permissible under
       Section 7.1 may at the same time
       withdraw any amount which is not less than $500 and which does not exceed the lesser of:

       (a) The value of the Participant's Company Accounts, Transferred Company Accounts and Profit-Sharing Accounts, reduced by the Participant's share of those Company Contributions which were actually paid to the Trustee less than 24 months prior to the date of withdrawal; or

       (b) The vested portion of the Participant's Company Accounts, Transferred Company Accounts and Profit-Sharing Accounts.

       A Participant shall not be permitted to make more than one withdrawal under Section 7.1, this Section 7.2 or the AP Plan in any period of six consecutive months; provided, however, that withdrawals made at the same time shall be considered a single withdrawal.

       7.3    Hardship or Disability Withdrawals

       This Section 7.3 shall apply only to a Participant who is subject to a Disability or who satisfies the requirements of Section 7.4. If such a Participant is withdrawing the maximum amount permissible under Sections
       7.1 and 7.2 (and under all other plans of the Affiliated Group), then he or she may at the same time withdraw from his or her Salary Deferral Accounts, Company Accounts, Transferred Company Accounts and Profit-Sharing Accounts any additional amount which is not less than $500 and which does not exceed the following limitations:

       (a) The maximum amount that may be withdrawn from a Participant's Salary Deferral Accounts is the sum of (i) the amount of his or her previously unwithdrawn Salary Deferrals which remain credited to such Accounts plus
               (ii) the amount of the net unwithdrawn investment income which was credited to such Accounts or to the corresponding accounts under the AP Plan as of December 31, 1988.

       (b) The maximum amount that may be withdrawn from a Participant's Company Accounts is the vested portion of such Company Accounts.

       7.4    Procedure for Hardship Withdrawals

       A hardship withdrawal under Section 7.3 shall be permitted only if the distribution is necessary to satisfy an immediate and heavy financial need of the
       Participant. A Participant who wishes to make a hardship withdrawal under Section 7.3 shall file a request with the Company in accordance with the prescribed procedures, and such request shall specify the reason or reasons why such withdrawal is required. The Company shall authorize a hardship withdrawal under Section 7.3 only to the extent that the Participant has demonstrated that the after-tax proceeds of the requested funds are required for one or more of the following reasons:

       (a) To pay expenses (i) for medical care described in section 213(d) of the Code that were incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code) or
               (ii) necessary for such persons to obtain medical care described in section 213(d) of the Code;

       (b) To pay tuition for the next 12 months of post-secondary education for the Participant or his or her spouse, children or dependents;

       (c) To purchase (excluding mortgage payments) a principal residence of the Participant;

       (d) To prevent the eviction of the Participant from his or her principal residence or the foreclosure of the mortgage on the Participant's principal residence; or

       (e) Any other reason described by the Commissioner of Internal Revenue in a revenue ruling, notice or other document of general application.

       The Company, based on the foregoing criteria, may authorize no hardship withdrawal or a hardship withdrawal in an amount which is smaller than the amount requested by the Participant. This Section 7.4 shall not apply to a Participant who is subject to a Disability.

       7.5    Representations Necessary for a Hardship Withdrawal

       No Participant shall be eligible to receive a hardship withdrawal under
       Section 7.3 unless:

       (a) The Participant represents to the Company, in the manner specified by the Company, that the withdrawal does not exceed the Participant's immediate and heavy financial need;


       (b) The Participant represents to the Company, in the manner specified by the Company, that the Participant's immediate and heavy financial need cannot be relieved:

               (i) Through reimbursement or compensation by insurance or otherwise;

               (ii)   By reasonable liquidation of the
                      Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

               (iii) By cessation of Salary Deferrals or
                      After-Tax Contributions; or

               (iv) By other distributions or nontaxable (at the time of the loan) loans from this Plan or any other plans maintained by a member of the Affiliated Group, or by borrowing from commercial sources on reasonable commercial terms.

       This Section 7.5 shall not apply to a Participant who is subject to a Disability.

       7.6    Payment and Source of Withdrawal.

       A withdrawal shall be paid as soon as reasonably practicable after the request for such withdrawal is received by the Company in the form prescribed by the Company. The value of a Participant's Accounts and the vested percentage of a Participant's Company Accounts shall be determined on the date when the Trustee effects the withdrawal transaction. Withdrawals shall be paid only in the form of a single lump sum in cash. In the case of a married Participant who participated in the NPSI Plan, a requested withdrawal shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall comply with Section 16.9 and shall be given within the 90-day period preceding payment of the withdrawal. If more than one Account is available to pay the withdrawal because the Participant elected to invest in more than one Investment Fund, the withdrawal shall be made proportionately from each available Account, subject to such other ordering rules as the Company may adopt.
       ARTICLE 8.    LOANS.

       8.1    Amount of Loans

       With the Company's prior written consent, a Participant who is an Employee may obtain a cash loan from the Participant's Accounts other than Pension Accounts. The minimum amount of the loan shall be $1,000. Subject to Section 8.2, the maximum amount of the loan shall be 50% of the value of the vested portion of the Participant's Accounts other than Pension Accounts.

       8.2    Aggregate Loan Limitation

       No loan shall be granted under the Plan if it would cause the aggregate balance of all loans which a Participant thereafter has outstanding under this Plan or under any other qualified plan maintained by any member of the Affiliated Group to exceed $50,000, less the amount by which such aggregate balance has been reduced through repayments during the period of 12 consecutive months ending on the day before a new loan is made.

       8.3    Terms of Loans.

       A loan to a Participant shall be made on such terms and conditions as the Company may determine, provided that the loan shall:

       (a) Be evidenced by a promissory note signed by the Participant and secured by 50% of the value of the vested portion of all of his or her Accounts (regardless of the amount of the loan or the source of the loan funds);

       (b) Bear interest at a fixed rate equal to the prime interest rate in effect at the New York main office of The Chase Manhattan Bank, N.A., on the last business day of the month immediately preceding the date on which the Company receives the prescribed loan request form;

       (c) Provide for level amortization over its term with payments at quarterly or more frequent intervals, as determined by the Company;

       (d) Provide for loan payments of not less than $50 per payment;

       (e) Provide for loan payments (i) to be withheld whenever possible through periodic payroll deductions from the Participant's compensa-tion from any member of the Affiliated Group or (ii) to be paid by check or money order whenever payroll withholding is not possible;

       (f)    Provide for repayment in full on or before the earlier of
               (i) the date when the Participant ceases to receive periodic cash compensation from an Affiliated Group member or (ii) the date five years after the loan is made (or the date 15 years after the loan is made if the loan is used to acquire a dwelling which, within a reasonable period of time, is to be used as the principal residence of the Participant); and

       (g) Provide that a Participant's Accounts shall not be applied to the satisfaction of the Participant's loan obligations before the Accounts become distributable under Article 10, unless the Company determines that the loan obligations are in default and takes such actions as the Company deems necessary or appropriate to cause the Plan to realize on its security for the loan. Such actions may include (without limitation) an involuntary withdrawal from the Participant's vested Accounts, whether or not the withdrawal would be permitted under
               Article 7 on a voluntary basis; provided (i) that no involuntary withdrawals from Basic Company Accounts and Pension Accounts shall be made and (ii) that an involuntary withdrawal from Company Contributions paid to the Trustee within the most recent 24 months or from Salary Deferrals shall be subject to the limitations of
               Section 8.3. The Company may take such action as it deems necessary to recover the balance of a loan secured by such Company Contributions or by Basic Company Accounts, Pension Accounts or Salary Deferral Accounts. If any involuntary withdrawal occurs, the Participant shall not be permitted to obtain a new loan under the Plan for a period of 12 months, commencing as of the last day of the payroll period in which the involuntary withdrawal occurs. The consent of the Participant's spouse shall not be required at the time of any action taken by the Company under this Subsection (g).

       8.4    Company Consent

       The Company, based on the borrower's creditworthiness and the criteria set forth in this Article 8, may withhold its consent to any loan or may consent only to the borrowing of a part of the amount requested by the Participant. The Company shall act upon requests for loans in a uniform and nondiscriminatory manner, consistent with the requirements of section 401(a), section 401(k) and related provisions of the Code and section 408(b)(1) of ERISA and the regulations thereunder.

       8.5    Restrictions on Loan

       No Participant shall have more than two loans outstanding under this
       Article 8 or the AP Plan at the same time. A Participant shall not be permitted to obtain more than one loan under this Article 8 or the AP Plan in any period of 12 consecutive months. A married Participant shall not be permitted to obtain any loan under this Article 8 unless his or her spouse, in compliance with Section 16.9 and within the 90-day period before the loan is made, has consented in writing to the assignment of his or her Accounts as security and to any actions that the Company subsequently may take under Section 8.3(g).

       8.6    Disbursement and Source of Loans

       A Participant may request a loan by filing the prescribed loan request form with the Company. A loan shall be disbursed as soon as reasonably practicable after the date on which the Company receives the prescribed loan request form (subject to the Company's consent). For purposes of this Article 8, the value and vested percentage of a Participant's Accounts shall be determined on the date when the Trustee effects the loan transaction. If a Participant requests and is granted a loan, the amount of the loan shall be transferred from the Participant's Accounts other than Pension Accounts. If more than one Account is available to make a transfer, the transfer shall be made proportionately from each Account, subject to such other ordering rules as the Company may adopt. The promissory note executed by the Participant shall be held by the Trustee or its agent as part of the Trust Fund.

       8.7    Loan Payments and Defaults

       Principal and interest payments on a Participant's loan shall be credited as soon as reasonably practicable to the Participant's Accounts in the ratio specified by the Participant under Section 6.3. Any loss caused by nonpayment or other default on a Participant's loan obligations shall be borne solely by that Participant's Accounts.

       8.8    Loan Fees

       A Participant who obtains a loan under this Article 8 shall be required to pay such fees and loan transaction charges as the Trustee or its agent may impose in order to defray the cost of administering loans from the Plan.
       ARTICLE 9.    VESTING AND FORFEITURES.

       9.1    100 Percent Vesting

       A Participant's interest in all of his or her Accounts other than Company Accounts shall be 100% vested at all times. A Participant's interest in his or her Company Accounts shall become 100% vested when the earliest of the following events occurs:

       (a) The Participant ceases to be an Employee by reason of Disability;

       (b) The Participant, before ceasing to be an Employee, attains the age of 65 years;

       (c)    The Participant dies while employed as an Employee;

       (d) The Plan is terminated, or the Plan undergoes a partial termination which affects the Participant, before the Participant ceases to be an Employee; or

       (e) Company Contributions and Salary Deferrals are completely discontinued before the Participant ceases to be an Employee.

       In addition, a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, and who has completed three Years of Service on or before November 1, 1990, shall be 100% vested in all of his or her Company Accounts.

       9.2    Vesting Schedules

       Before a Participant becomes 100% vested under Section 9.1, the Participant shall be vested in a percentage of his or her Company Accounts determined from the following schedule:

         Participant's
       Years of Service                       Vested Percentage

       Less than 1 year  . . . . . . . . . .    0%
       1 year  . . . . . . . . . . . . . . .   33-1/3%
       2 years . . . . . . . . . . . . . . .   66-2/3%
       3 years or more . . . . . . . . . . .  100%

       The foregoing notwithstanding, in the case of an individual who first became an Employee on or after April 1, 1989, and who is not yet 100% vested under Section 9.1, he or she shall be vested in a percentage of his or her Company Accounts determined from the following schedule:

         Participant's
       Years of Service                      Vested Percentage

       Less than 1 year  . . . . . . . . . .    0%
       1 year  . . . . . . . . . . . . . . .   20%
       2 years . . . . . . . . . . . . . . .   40%
       3 years . . . . . . . . . . . . . . .   60%
       4 years . . . . . . . . . . . . . . .   80%
       5 years or more . . . . . . . . . . .  100%

9.3    Vesting After Prior Distributions

       Section 9.2 shall be applied as set forth in this Section 9.3 in the case of any Participant who received one or more prior withdrawals or distributions from his or her Company Accounts, who thereafter has not incurred a Permanent Service Break, and who is not yet 100% vested in his or her Company Accounts. The vested portion of such Participant's Company Accounts shall be determined in two steps. First, the Participant's vested percentage under Section 9.2 shall be applied to the sum of (a) the value of each Company Account plus (b) the aggregate amount of the Participant's prior withdrawals or distributions from such Account. Then, the aggregate amount of the Participant's prior withdrawals or distributions from such Account shall be subtracted. For purposes of this Section 9.3 only, a transfer from a Company Account to fund a loan under Article 8 shall be treated as a withdrawal from such Company Account, but the amount thereof shall be reduced by repayments of principal.

       9.4    Forfeitures

       If a Participant ceases to be an Employee at a time when he or she is less than 100% vested in his or her Company Accounts, then the nonvested portion of each Company Account shall be removed from such Company Account when employment terminates and shall constitute a Forfeiture for the Plan Year in which employment terminated. Forfeitures shall be applied to reduce the Matching Contributions for such Plan Year. If the Participant is rehired as an Employee before incurring a Permanent Service Break, then the portion of his or her Company Accounts which constituted a Forfeiture shall be reinstated to such Company Accounts as of the close of the Plan Year in which the rehire occurs. The appropriate Participating Company shall make a special contribution in the amount required to reinstate the Forfeiture. Thereafter, Section
       9.3 may be applicable to the determination of the vested portion of the Participant's Company Accounts. In no event shall a Participant's Forfeitures be reinstated if he or she is rehired as an Employee after incurring a Permanent Service Break.

       9.5    Criminal Acts

       Any other provision of the Plan notwithstanding, if a Participant who has neither attained age 65 nor completed five Years of Service severs from all employment as an Employee after admitting to, being convicted of, or pleading "no contest" with respect to any criminal act against any Affiliated Group member, then his or her vested percentage shall be zero percent, unless the Plan is terminated or Company Contributions and Salary Deferrals are completely discontinued prior to the date when he or she admits to, is convicted of, or pleads "no contest" with respect to such criminal act.
       ARTICLE 10.   AMOUNT AND DISTRIBUTION OF PLAN BENEFITS.

       10.1   Amount of Plan Benefits

       A Participant's Plan Benefit shall include such Participant's entire interest in his or her Accounts other than Company Accounts. To the extent that a Participant is vested under Article 9 in his or her Company Accounts, such Participant's Plan Benefit shall also include the vested percentage of his or her Company Accounts. The amount of a Participant's Plan Benefit shall be reduced by the amount of any loan balance that remains outstanding under Article 8 at the time when such Plan Benefit is paid or at the time of such Participant's death, whichever is earlier. The value of a Plan Benefit shall be determined on the distribution date for such Plan Benefit. Subject to Section 9.5, a Participant's vested interest in the Plan shall not be divested for cause or otherwise forfeited (but the market value of such interest may decline).

       10.2   Time of Distribution:  General Rule

       Subject to Sections 10.3, 10.4 and 10.5, the distribution of a Participant's Plan Benefit shall occur or commence on or about the date that he or she has elected. Within the 60-day period commencing 90 days before the Annuity Starting Date, the Company shall provide to each Participant the written explanation of his or her distribution options (including his or her right to defer receipt of the distribution) prescribed by the applicable regulations. The distribution election shall be made in writing on the prescribed form, which shall be signed by the Participant and filed with the Company after he or she has received such explanation. Where applicable, the distribution election form shall include the written consent of the Participant to the distribution of all or part of his or her Plan Benefit before he or she attains age 65.

       10.3   Earliest Time of Distribution

       Except as required by Section 10.4, the distribution of a Participant's Plan Benefit shall not occur or commence prior to the later of:

       (a)    The date when the Participant ceases to be an Employee;
               or

       (b) The date when the Company receives a completed distribution election form (as described in Section 10.2).

       10.4   Latest Time of Distribution

       In no event shall the distribution of a Participant's Plan Benefit occur or commence after the April 1 next following the close of the calendar year in which the Participant attains age 70-1/2 (whether or not the Participant ceased to be an Employee). If the Participant fails to file a timely distribution election form, Section 16.3 (relating to unclaimed Plan Benefits) may apply.

       10.5   Special Rules for Employees Over Age 65

       Section 10.3(a) notwithstanding, a Participant whose employment continues past age 65 may elect to have the distribution of his or her Plan Benefit occur or commence before he or she retires, as if he or she had retired as of the date of the election. If a Participant makes such an election, his or her employment shall be deemed to have terminated (for purposes of the Plan) as of the date of such election. Any other provision of the Plan to the contrary notwithstanding, the Participant shall not thereafter be permitted to make any Employee Contributions or to receive any allocation of Company Contributions or Forfeitures. All distributions under the Plan shall be made in accordance with the Income Tax Regulations under section 401(a)(9) of the Code, including Income Tax Regulations section 1.401(a)(9)-2 or its successor. Such regulations are incorporated in the Plan by reference and shall override any inconsistent provisions of the Plan.

       10.6   Annuity Form of Distribution

       In the case of a Participant who participated in the NPSI Plan, his or her Plan Benefit shall be distributed in the form of a nontransferable annuity contract purchased from an insurance company selected by the Company, unless such Participant elects one of the forms of distribution described in Section 10.7. The sole form of annuity contract available under the Plan shall be a Qualified Joint and Survivor Annuity.

       10.7   Available Forms of Distribution

       A Participant who participated in the NPSI Plan may waive the annuity form of distribution and elect to have his or her Plan Benefit distributed in one of the forms available under this Section 10.7 by following the special procedures described in Section 10.9. The Plan Benefit of each other Participant shall automatically be distributed under this Section 10.7.
       The forms of Plan Benefit available under this Section 10.7 shall be as follows:

       (a) A lump sum in cash; provided that the Participant may elect to receive all whole shares of APC Stock attributable to his or her share of the APC Stock Fund (to the extent vested) in the form of one or more certificates for APC Stock; or

       (b) Monthly, quarterly, semi-annual or annual cash installments payable over a period not exceeding the Participant's life expectancy at the time when he or she commences receiving such installments. During the installment period, the remaining account balances shall be credited with a share of gains, losses, income and expenses of the Trust Fund in accordance with Section 13.6, and the investment election procedure described in
               Section 6.3 shall remain available to Participants receiving an installment distribution. The amount of each installment shall be determined by dividing the remaining account balances by the number of remaining installments. The distribution of all or part of the remaining account balances may be accelerated at the Participant's request.

       A Participant who did not participate in the NPSI Plan shall elect a form of benefit on the distribution election form filed under Section
       10.2. If a form of benefit has not been elected, such Participant shall be deemed to have elected a lump sum in cash.

       10.8   Small Benefits:  Immediate Lump Sum

       Any other provision of this Article 10 notwithstanding, if the value of any Participant's vested Plan Benefit equals $3,500 or less, then the Plan Benefit shall be paid immediately to such Participant (or, in the case of his or her death, to the Beneficiary) in a single lump sum in cash.

       10.9   Waiver of Annuity Form of Distribution

       A Participant who participated in the NPSI Plan may waive the Qualified Joint and Survivor Annuity and elect a lump sum or installments by filing the prescribed form with the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke an election of a lump sum or installments at any time prior to the end of such election period by filing the prescribed form with the Company. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form of a Qualified Joint and Survivor Annuity.
       In the case of a married Participant, any election of a lump sum or installments shall not take effect unless the Participant's spouse, in compliance with Section 16.9, consents in writing to the election during such election period.

       10.10 Survivor Annuity. In the case of any Participant who participated in the NPSI Plan and who dies before his or her Annuity Starting Date and has a surviving spouse who is the sole primary Beneficiary, such surviving spouse shall be entitled to receive the Plan Benefit in the form of a Qualified Preretirement Survivor Annuity. The Qualified Preretirement Survivor Annuity shall be paid pursuant to a nontransferable annuity contract purchased from an insurance company selected by the Company. Such contract shall be purchased at a cost equal to the value of the Participant's Plan Benefit and shall provide for equal monthly payments for the life of his or her surviving spouse. Alternatively, the surviving spouse may elect to receive the Plan Benefit in one of the forms available under Section 10.11 in lieu of the Qualified Preretirement Survivor Annuity. The payment of the Plan Benefit ordinarily shall occur or commence on or about the date when the Participant would have attained age 65 or the date of the Participant's death, whichever is later. However, the surviving spouse may elect any earlier commencement or payment date after the Participant's death. Any election of an alternate form of distribution or an earlier commencement or payment date may be made only in writing during the 90-day period preceding the Annuity Starting Date.

       10.11  Other Forms of Death Benefit

         If a Participant dies before receiving his or her entire Plan Benefit and Section 10.10 is not applicable, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit (or the undistributed portion thereof) after filing the prescribed claim form with the Company. The Beneficiary's distribution shall be made as follows:

         (a) This Subsection (a) shall apply only in the event that a Participant elected to receive his or her Plan Benefit in installments under Section 10.7(b) and then dies after installment payments have commenced but before such payments are completed. The remaining installments of such Participant's Plan Benefit ordinarily shall be paid to his or her Beneficiary in accordance with the predetermined distribution schedule originally established for him or her by the Company. However, a Beneficiary may make a written request to accelerate the distribution of any or all unpaid installments to which such Beneficiary is entitled.

         (b) This Subsection (b) shall apply in the event that a Participant dies before his or her Plan Benefit is distributed and Subsection (a) above does not apply. Such Participant's Plan Benefit ordinarily shall be paid to his or her Beneficiary in the form of a single lump sum in cash, and the distribution ordinarily shall be made as soon as reasonably practicable after the Participant's death. A Beneficiary may make a written request to defer the distribution of the Plan Benefit to which such Beneficiary is entitled. However, the distribution shall in no event be made later than five years after the Participant's death. In addition, a Beneficiary may make a written request to receive the Plan Benefit to which such Beneficiary is entitled in the form of APC Stock to the extent permitted by Section 10.7(a).

         10.12 Information on Distribution Options

         Within the 60-day period commencing 90 days before the Annuity Starting Date, the Company shall provide to each Participant who participated in the NPSI Plan (whether or not married) the written explanation of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations. Within the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or within the one-year period commencing when he or she becomes a Participant (whichever ends later), the Company shall provide to each Participant who participated in the NPSI Plan the written explanation of the Qualified Preretirement Survivor
         Annuity prescribed by the applicable regulations. In the case of a Participant who participated in the NPSI Plan but who ceases to be an Employee before attaining age 35, the written explanation of the Qualified Preretirement Survivor Annuity shall be provided not later than one year after the termination of employment.

         10.13 Determination of Marital Status

         Whether a Participant is married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or (ii) the date of his or her death.

         10.14 Direct Rollovers

         (a) The Direct Rollover Option. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (b) Definition of Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (c) Definition of Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               (d) Definition of Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order defined in section 414(p) of the Code are Distributees with regard to the interest of the spouse or former spouse.

         (e) Definition of Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
         ARTICLE 11.  CLAIMS PROCEDURE.

         11.1  Filing Claims for Benefits

         Claims for benefits under the Plan shall be made in writing on the prescribed form and shall be signed by the Participant or by his or her Beneficiary, as the case may be. All claims for or inquiries concerning benefits under the Plan shall be submitted to the Company at its U.S. headquarters.

         11.2  Denial of Claims

         In the event that any claim for benefits is denied in whole or in part, the Company shall notify the applicant in writing of such denial and shall advise the applicant of the right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary for the applicant to perfect the application, an explanation of why such material is necessary and an explanation of the Plan's review procedure. Such written notice shall be given to the applicant within 90 days after the Company received the claim in proper form, except that such 90-day period may be extended for an additional 90 days if special circumstances exist. The Company shall advise the applicant of such circumstances in writing within the first 90-day period. If the Company does not provide the applicant with written notice of its decision within the applicable time period, the applicant's claim shall be deemed to have been denied as of the last day of the applicable time period.
         ARTICLE 12.  REVIEW PROCEDURE.

         12.1  Appointment of Review Panel

         The Company from time to time shall appoint a Review Panel consisting of three or more individuals, who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which has the authority to act with respect to appeals from denials of claims under the Plan.

         12.2  Right To Appeal

         Any applicant whose claim for benefits was denied in whole or in part (or such applicant's authorized representative) may appeal from the denial by submitting to the Review Panel a written request for a review of the claim within three months after receiving written notice of the denial, or within three months after the date when a claim may be deemed to have been denied. The Company shall give the applicant (or the applicant's authorized representative) an opportunity to review pertinent materials, other than legally privileged documents, in preparing such request for review.

         12.3  Form of Request for Review;

         The request for review shall be made in writing and shall be addressed to the Review Panel in care of the Company at its U.S. headquarters. The request for review shall set forth all of the grounds on which it is based, all facts in support thereof and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as the Review Panel may deem necessary or appropriate in making its review.

         12.4  Time for Review Panel Action

         The Review Panel shall act upon each request for review within 60 days after receipt thereof, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the decision on review be rendered more than 120 days after the Review Panel received the request for review in proper form.

         12.5  Review Panel Decisions

         The Review Panel shall give prompt written notice of its decision to the applicant and to the Company. In the event that the Review Panel confirms the denial of the claim for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision was based. In the event that the Review Panel determines that the claim for benefits should not have been denied in whole or in part, the Company shall take appropriate remedial action as soon as reasonably practicable after receiving notice of the Review Panel's decision.

         12.6  Rules and Procedures

         The Review Panel shall establish such rules, procedures and interpretations, consistent with the Plan and ERISA, as it may deem necessary or appropriate in carrying out its responsibilities under this Article 12. The Review Panel may require an applicant who wishes to submit additional information in connection with an appeal from a denial of benefits to do so at his or her own expense.

         12.7  Exhaustion of Remedies Required

         No legal or equitable action for benefits under the Plan shall be brought unless and until the applicant (a) has submitted a written claim for benefits in accordance with Article 11, (b) has been notified that the claim is denied, (c) has filed a written request for a review of the claim in accordance with this Article 12 and (d) has been notified in writing that the Review Panel has affirmed the denial of the claim; provided, however, that such an action may be brought after the Company or the Review Panel has failed to act on the claim within the time prescribed in Sections 11.2 and 12.4, respectively.
         ARTICLE 13.  MANAGEMENT OF ASSETS.

         13.1  Control and Management of Plan Assets

         The Company is a named fiduciary with respect to control over and management of the assets of the Plan, but only to the extent of (a) having the duty to appoint one or more trustees to hold all assets of the Plan in trust, (b) having the authority to remove any trustee so appointed and to appoint one or more successor trustees, (c) having the duty to enter into a trust agreement with each trustee or successor trustee so appointed, (d) having the authority to appoint one or more Investment Managers for any Plan assets, to enter into an investment management agreement with each Investment Manager so appointed and to remove such Investment Manager and (e) having the authority to direct the investment of any Plan assets not assigned to an Investment Manager. Each Investment Manager appointed by the Company shall acknowledge in writing that such Investment Manager is a fiduciary with respect to the Plan.

         13.2  Investment Authority

         The Trustee shall have the exclusive authority and discretion to invest, manage and control the assets of the Plan, except to the extent that the Company has allocated the authority to manage such assets to one or more Investment Managers or has retained such authority. Any Investment Manager appointed under Section 13.1 shall have the exclusive authority to manage, including the power to direct the acquisition and disposition of, the Plan assets assigned to it by the Company.

         13.3  Independent Qualified Public Accountant

         The Company shall engage an independent qualified public accountant to conduct such examinations and to express such opinions as may be required by section 103(a)(3) of ERISA. The Company in its discretion may remove and discharge the person so engaged, in which event it shall appoint a successor independent qualified public accountant to perform such examinations and express such opinions.

         13.4  Expenses

         All expenses of the Plan and the Trust Fund shall be paid by the Trustee out of the Trust Fund pursuant to the terms of the Trust Agreement, except such expenses as are paid by the Company.

         13.5  Benefit Payments

         All benefits, withdrawals and loans payable pursuant to the Plan shall be paid by the Trustee out of the Trust Fund pursuant to the directions of the Company and the terms of the Trust Agreement.

         13.6  Valuation of Accounts

         Each Account shall be revalued on each business day to allocate to it a pro rata share of any increase or decrease in the fair market value of the applicable Investment Fund. By the revaluation, the balance in each Participant's Accounts will be increased or decreased by such Participant's share of the realized and unrealized income, gains, expenses and losses of the Trust Fund since the preceding valuation.

         13.7  Statements

         A statement shall be prepared and distributed to each Participant at least annually. Such statement shall reflect the status of the Participant's Accounts (including the fair market value thereof) and shall contain such other information as the Company may prescribe.
         ARTICLE 14.  ADMINISTRATION OF THE PLAN.

         14.1  Plan Administration

         The Company is the named fiduciary with respect to the operation and administration of the Plan, and the Company is the "administrator" and "plan sponsor" of the Plan (as such terms are used in ERISA). The Company shall make such rules and computations and shall take such other actions to administer the Plan as it may deem appropriate. The Company shall have the sole discretion to interpret the terms of the Plan and to determine eligibility for loans, withdrawals and benefits pursuant to the objective criteria set forth in the Plan. The Company's rules, interpretations, computations and actions shall be conclusive and binding on all persons. In administering the Plan, the Company (a) shall act in a nondiscriminatory manner to the extent required by section 401(a) and related sections of the Code and (b) shall at all times discharge its duties in accordance with the standards set forth in section 404(a)(1) of ERISA.

         14.2  Employment of Advisers

         The Company may retain such attorneys, actuaries, accountants, consultants or other persons to render advice or to perform services with regard to its responsibilities under the Plan as it shall determine to be necessary or desirable. The Company may designate by written instrument (signed by both parties) one or more persons to carry out, where appropriate, fiduciary responsibilities under the Plan. The Company's duties and responsibilities under the Plan which have not been delegated to other fiduciaries pursuant to the preceding sentence shall be carried out by its directors, officers and employees, acting on behalf and in the name of the Company in their capacities as directors, officers and employees, and not as individual fiduciaries.

         14.3  Service in Several Fiduciary Capacities

         Nothing herein shall prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan (including service both as the administrator and as a trustee of the Plan).
         ARTICLE 15.  AMENDMENT AND TERMINATION.

         15.1  Right To Amend or Terminate

         The Company reserves the right to amend or terminate the Plan or to discontinue Company Contributions at any time and for any reason, by action of its board of directors or by a committee or individual(s) acting under a written delegation of authority. No amendment of the Plan, however, shall (a) reduce the benefit of any Participant accrued under the Plan prior to the date when such amendment is adopted or (b) divert any part of the Plan's assets to purposes other than the exclusive purpose of providing benefits to the Participants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan.

         15.2  Effect of Termination

         Upon termination of the Plan, no assets of the Plan shall revert to the Participating Companies or be used for or diverted to purposes other than the exclusive purpose of providing benefits to Participants and Beneficiaries and of defraying the reasonable expenses of termination (except as otherwise provided in Section 6.1). Upon termination of the Plan, the Trust Fund shall continue in existence until it has been distributed entirely, as provided in Section 15.3.

         15.3  Allocation of Assets Upon Termination

         Upon termination of the Plan, the Trust Fund shall continue in existence until the Accounts of each Participant have been distributed to such Participant (or to such Participant's Beneficiary) as provided in Article 10; provided, however, that the assets of the Plan shall be allocated in accordance with the requirements of section 403(d)(l) of ERISA.
         ARTICLE 16.  GENERAL PROVISIONS.

         16.1 No Assignment of Property Rights; Qualified Domestic Relations Orders

         Except as provided in Section 8.3 with respect to loans from the Plan, the interest or property rights of any person in the Plan, in any Account or in any payment to be made under the Plan shall not be optioned, anticipated, assigned (either at law or in equity), alienated or made subject to attachment, garnishment, execution, levy, other legal or equitable process, or bankruptcy. Any act in violation of this Section 16.1, whether voluntary or involuntary, shall be void. This Section 16.1 shall not apply with respect to qualified domestic relations orders described in section 414(p) of the Code. The Company shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under qualified domestic relations orders. Pursuant to a qualified domestic relations order, any benefit payable to an alternate payee may be distributed in the form of a single lump sum payment prior to the earliest date upon which the Participant could receive his or her Plan Benefit.

         16.2  Incompetence

         If, in the opinion of the Company, any individual becomes unable to handle properly any amount payable to such individual under the Plan, then the Company may make such arrangements for payment on such individual's behalf as it determines will be beneficial to such individual, including (without limitation) payment to such individual's guardian, conservator, spouse or dependent.

         16.3  Unclaimed Plan Benefits

         If any Plan Benefit, or a portion thereof, would be distributable under the Plan but the Company is unable to locate the Participant or Beneficiary to whom the distribution is payable for three consecutive Plan Years, then the Participant's Accounts may be closed after the third consecutive Plan Year during which such distribution is payable but the Participant or Beneficiary cannot be found. The amount of the unpaid Plan Benefit shall be applied as a Forfeiture, unless mandatory provisions of applicable escheat laws require another application, in which case such Plan Benefit shall be applied as such laws require.
         If, however, the Participant or Beneficiary subsequently makes a proper claim to the Company for any Plan Benefit which was applied as a Forfeiture and which was not lost by reason of escheat, then such Plan Benefit (without income, gains or other adjustment) shall be restored to the Participant's Accounts from a special contribution made by the appropriate Participating Company for this purpose. The Plan Benefit shall thereafter be distributable in accordance with the terms of the Plan.

         16.4  No Employment Rights

         Nothing in the Plan shall be deemed to give any individual any right to remain in the employ of any Participating Company or to affect the right of such Participating Company to terminate such individual's employment at any time, with or without cause.

         16.5  Beneficiary;

         Upon commencement of participation, each Participant shall, by following the procedures prescribed by the Company, name a person or persons as the Beneficiary who will receive any distribution payable under the Plan in the event of the Participant's death. If the Participant has not named a Beneficiary or if none of the named Beneficiaries is living when any payment is to be made, then (a) the spouse of the deceased Participant shall be the Beneficiary or (b) if the Participant has no spouse living at the time of such payment, the then living children of the deceased Participant shall be the Beneficiaries in equal shares or (c) if the Participant has neither spouse nor children living at the time of such payment, the estate of the Participant shall be the Beneficiary. The Participant may change the designation of a Beneficiary from time to time in accordance with procedures established by the Company. Any designation of a Beneficiary (or an amendment or revocation thereof) shall be effective only if it is made in writing on the prescribed form and is received by the Company prior to the Participant's death. Any other provision of this Section 16.5 notwithstanding, in the case of any married Participant, any designation of a person other than his or her spouse as the sole primary Beneficiary shall be valid only if the spouse consented to such designation in writing in compliance with Section
         16.9. In the case of a married Participant who participated in the NPSI Plan, any designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35, shall become invalid on such day. The Participant may make a new designation (with spousal con sent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

         16.6  Merger, Consolidation and Transfer of Assets or Liabilities

         The Plan shall not be merged or consolidated with any other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a Plan Benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the Plan Benefit which such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated).

         16.7  Voting Rights

         Participants may, to the extent provided in the Trust Agreement, issue directions to the Trustee with respect to the voting of the shares of APC Stock held by the Plan. Such directions shall be given and followed only pursuant to the Trust Agreement.

         16.8  Other Instructions by Participants

         In the event that an offer to purchase the APC Stock held by the Plan is made, Participants may, to the extent provided in the Trust Agreement, issue directions to the Trustee with respect to the acceptance or rejection of such offer. Such directions shall be given and followed only pursuant to the Trust Agreement.

         16.9  Spousal Consents

         This Section 16.9 shall apply whenever the consent of a Participant's spouse is required for an election, waiver or designation made by such Participant under the Plan. Any spousal consent shall be in writing and shall be witnessed by a plan representative (if permitted by the Company) or by a notary public. The spousal consent shall acknowledge the effect of the Participant's action and shall, if applicable, specify the particular optional form of benefit being elected or the particular non-spouse Beneficiary being designated (including any class of Beneficiaries or any contingent Beneficiaries). The spousal consent shall be irrevocable. Any other provision of the Plan notwithstanding, no spousal consent shall be required if (a) it is established to the satisfaction of the Company that there is no spouse or that the spouse cannot be located or (b) the Participant is legally separated or has been abandoned (within the meaning of local law) and has an appropriate court order, unless a qualified domestic relations order provides otherwise. If the spouse is legally incompetent to give consent, the spouse's legal guardian (including the Participant) may give consent.

         16.10 Forms for Plan Communications

         All communications from a Participant or Beneficiary with regard to the Plan shall become effective only when made in accordance with the procedures prescribed by the Company. If the Company has adopted prescribed forms for any communications, such communications shall be effective only if filed on such forms.

         16.11 Choice of Law

         The Plan and all rights thereunder shall be interpreted and construed in accordance with ERISA and, to the extent that state law is not preempted by ERISA, the law of the State of California.
         ARTICLE 17.  SPECIAL TOP-HEAVINESS RULES.

         17.1  Determination of Top-Heavy Status

         Any other provision of the Plan notwithstanding, this Article 17 shall apply to any Plan Year in which the Plan is a Top-Heavy Plan. The Plan shall be considered a "Top-Heavy Plan" for a Plan Year if, as of the Determination Date for such Plan Year, the Top-Heavy Ratio for the Aggregation Group exceeds 60%.

         17.2  Minimum Allocations

         For any Plan Year during which the Plan is a Top-Heavy Plan, the Salary Deferrals, Company Contributions and Forfeitures allocated to each Participant who is not a Key Employee, but who is an Employee on the last day of such Plan Year, shall not be less than the lesser of (a) three percent of his or her Section 415 Compensation or (b) the greatest allocation, expressed as a percentage of Compensation, made to any Participant who is a Key Employee.

         17.3  Impact on Contribution Limitations

         For any Plan Year during which the Plan is a Top-Heavy Plan, the number "1.0" shall be substituted for the number "1.25" wherever it appears in section 415(e)(2) and (3) of the Code.

         17.4  Special Definitions17.4Special Definitions

         For purposes of this Article 17 only, the following definitions shall apply:

         (a) "Aggregation Group" means either the Required Aggregation Group or any Permissive Aggregation Group, as the Company may elect.

         (b) "Determination Date" means the last day of the Plan Year prior to the applicable Plan Year.

         (c) "Key Employee" means a key employee, as defined in section 416(i) of the Code.

         (d) "Permissive Aggregation Group" means a group of qualified plans which includes (i) the Required Aggregation Group and (ii) one or more plans of a member of the Affiliated Group which are not part of the Required Aggregation Group. A Permissive Aggregation Group, when viewed as a single plan, must satisfy the requirements of sections 401(a)(4) and 410 of the Code.

         (e) "Required Aggregation Group" means a group of qualified plans which includes (i) each plan of a member of the Affiliated Group in which a Key Employee participates and (ii) each other plan of a member of the Affiliated Group which enables any plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code.

         (f) "Section 415 Compensation" shall have the meaning set forth in Appendix I.

         (g)   "Top-Heavy Ratio" means a percentage determined pursuant to section 416(g) of the Code.
         ARTICLE 18.  PERIOD OF SERVICE.

         18.1  Period of Employment Relationship

         An individual's Period of Service shall include any period during which he or she maintains an employment relationship with any Affiliated Group member, determined as follows:

         (a) An individual's employment relationship shall begin as of the date on which he or she first performs duties as an Employee for which he or she receives (or is entitled to receive) compensation and shall end as of the date on which he or she retires, dies, quits, is discharged or otherwise severs from all employment with all Affiliated Group members.

         (b) If an individual is absent (with or without pay) with the approval of an Affiliated Group member and if the absence does not exceed 12 months, then the absence shall not be considered a quit. If the absence exceeds 12 months but the individual complies with all terms and conditions imposed from time to time by the Affiliated Group member (which may include a requirement of reemployment), then the absence also shall not be considered a quit. If the absence exceeds 12 months and if the individual fails to comply with such terms and conditions, then the absence shall be considered a quit as of the expiration of the first 12 months.

         (c) If an individual enters into military service with the United States, then his or her entry into military service shall not be considered a quit; provided, however, that the entry into military service shall be considered a quit as of the time when it occurs if the individual fails to return to employment with an Affiliated Group member within the period during which his or her reemployment rights are protected by law.

         18.2  Interval Between Periods of Employment

         The Period of Service of an individual who is rehired by an Affiliated Group member within 365 days after the end of his or her previous employment relationship with an Affiliated Group member, as determined pursuant to Section 18.1, shall include the period between the end of the previous employment relationship and the commencement of the new employment relationship.

         18.3  Other Periods

         An individual's Period of Service shall include any other period which constitutes a Period of Service under such written, uniform and nondiscriminatory rules as the Company may adopt from time to time.

         18.4  Aggregation of Periods

         All Periods of Service determined pursuant to this Article 18 shall be aggregated, whether or not such Periods of Service are consecutive. When partial months are aggregated, 30 days shall be deemed to equal one full month.

         18.5  Exclusions

         Any other provision of this Article 18 notwithstanding, an individual's Period of Service shall not include any period prior to February 1, 1983, during which he or she (a) declined to make Matched After-Tax Contributions, although eligible to do so, or (b) declined to make mandatory employee contributions required under any qualified thrift or profit-sharing plan maintained by a predecessor of a Participating Company, although eligible to do so.
         ARTICLE 19.  DEFINITIONS.

         19.1 "Accounts" means, to the extent applicable to a Participant, one or more of the Accounts listed in Section 6.2.

         19.2 "Affiliated Group" means a group of one or more chains of corporations connected through stock ownership with the Company, if:

         (a) Stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote or at least 80% of the total value of shares of all classes of stock of each of the corporations, except the Company, is owned by one or more of the other corporations; and

         (b) The Company owns stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote or at least 80% of the total value of shares of all classes of stock of at least one of the other corporations excluding, in computing such voting power or value, stock owned directly by such other corporations.

         In addition, the term "Affiliated Group" includes any other entity which the Company has designated in writing as a member of the Affiliated Group for purposes of the Plan. An entity shall be considered a member of the Affiliated Group only with respect to periods for which such designation is in effect or during which the relationship described in Subsections (a) and (b) above exists.

         19.3 "After-Tax Accounts" means, to the extent applicable to a Participant, one or more of the accounts maintained under the Plan to which After-Tax Contributions are credited. After-Tax Accounts shall include transferred amounts described in Section 6.6. For purposes of
         Article 8, "After-Tax Accounts" also means one or more of the Pre-1987 After-Tax Accounts and the Post-1986 After-Tax Accounts, to the extent applicable to the Participant. The "Pre-1987 After-Tax Accounts" shall consist of the portion of the After-Tax Accounts attributable to After-Tax Contributions made by the Participant before January 1, 1987. The "Post-1986 After-Tax Accounts" shall consist of the portion of the After-Tax Accounts attributable to After-Tax Contributions made by the Participant after December 31, 1986. "After-Tax Accounts" transferred from the AP Plan to this Plan under Section 6.6 shall be apportioned between the
         Pre-1987 After-Tax Accounts and the Post-1986 After-Tax Accounts in a manner consistent with the preceding two sentences.

         19.4 "After-Tax Contribution" means a Matched After-Tax Contribution or an Unmatched After-Tax Contribution.

         19.5 "Annuity Starting Date" means the first day of the first period for which an amount is paid (or is to be paid) under the Plan.

         19.6 "APC Stock" means the common stock, $.01 par value, of the Company.

         19.7  "APC Stock Fund" means a part of the Trust Fund, as described in
         Section 6.1. The APC Stock Fund shall be invested and reinvested exclusively in APC Stock.

         19.8 "AP Plan" means the American President Profit-Sharing Plan, a plan maintained by the Company which is intended to qualify as a profit -sharing plan under section 401(a) of the Code and which contains a salary deferral arrangement intended to qualify under section 401(k) of the Code.

         19.9 "Basic Company Accounts" means, to the extent applicable to a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, one or more of the accounts maintained under the Plan to which "Basic Company Contributions" made under the AP Plan were transferred.

         19.10 "Beneficiary" means one or more persons designated by the Participant (or by the Plan) pursuant to Section 16.5.

         19.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         19.12 "Company" means American President Companies, Ltd., a Delaware corporation.

         19.13 "Company Accounts" means, to the extent applicable to a Participant, one or more of the accounts maintained under the Plan to which Company Contributions are credited.

         19.14 "Company Contribution" means a Matching Contribution or a Discretionary Contribution.

         19.15 "Compensation" means the base salary or wages paid to the Participant by a Participating Company for personal services performed while an Eligible Employee, including commissions and amounts contributed at the Participant's election to a plan described in sections 125 or 401(k) of the Code, but excluding overtime pay, bonuses, expatriate premiums, any other forms of additional compensation, Company Contributions, and contributions by the Participating Company under any other benefit plan, all as determined by the Company.

         Compensation taken into account under this Section 19.15 shall not include an amount paid to a Participant for 1993 in excess of $235,840, which is the limitation in effect for such year under Code section 401(a)(17), or any compensation paid to a Participant for any Plan Year beginning after December 31, 1993 in excess of $150,000 (or such other amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment under Code section 401(a)(17).

         For purposes of applying the Code section 401(a)(17) dollar limitation on Compensation, the Compensation of any of the 10 most highly compensated Highly Compensated Employees or any five-percent owner shall be determined by combining the Compensation of such top-10 Highly Compensated Employee or five-percent owner with the Compensation of any Employees who are family members of such top-10 Highly Compensated Employee or five-percent owner. (For purposes of this Section 19.15, "family members" means an individual's spouse and any lineal descendants who have not attained age 19 prior to the end of the Plan Year.) If, as a result of the application of such family-aggregation rules, the Code section 401(a)(17) dollar limitation is exceeded, then the limitation shall be prorated among the individuals in each family-aggregation group in proportion to each such individual's Compensation, determined without regard to the application of the family-aggregation rules or the Code section 401(a)(17) dollar limitation.

         19.16 "Disability" means the condition of a Participant who is permanently unable, by reason of a physical or mental incapacity, to perform the normal duties of his or her occupation for a Participating Company, as certified by a physician selected by such Participating Company.

         19.17 "Discretionary Contribution" means a contribution made by a Participating Company pursuant to Section 4.3.

         19.18 "Eligible Employee" is defined in Section 2.1.

         19.19 "Employee" means an individual who (a) is a common-law employee of a member of the Affiliated Group or (b) is a "leased employee" (within the meaning of section 414(n) of the Code) with respect to a member of the Affiliated Group.

         19.20 "Employee Accounts" means, to the extent applicable to a Participant, one or more of the accounts maintained under the Plan to which Employee Contributions are credited.

         19.21 "Employee Contribution" means an After-Tax Contribution or a Salary Deferral.

         19.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         19.23 "Forfeiture" means that part of the Participant's Company Accounts which has not become vested pursuant to Article 9 when he or she ceases to be an Employee.

         19.24 "Highly Compensated Employee" is defined in Appendix I.

         19.25 "Investment Funds" means, to the extent applicable, one or more of the APC Stock Fund and the other investment funds offered under the Plan.

         19.26 "Investment Manager" means any person who is:

               (a) Registered as an investment adviser under the Investment Advisers Act of 1940;

               (b)    A "bank," as defined in such Act; or

               (c) An insurance company qualified to perform investment management services under the laws of more than one state.

       19.27 "Matched After-Tax Contribution" means an after-tax contribution that (a) was made by a Participant under Article 3 and (b) did not exceed six percent of his or her Compensation for the period for which it was made.

       19.28  "Matched Contribution" means a Matched After-Tax
       Contribution or a Matched Salary Deferral.

       19.29 "Matched Salary Deferral" means a pre-tax contribution that (a) was made by a Participating Company on a Participant's behalf under Article 3 and (b) did not exceed six percent of his or her Compensation for the period for which it was made.

         19.30 "Matching Contribution" means a contribution made by a Participating Company pursuant to Section 4.1.
         19.31 "NPSI Plan" means the National Piggyback Services, Inc. Profit-Sharing and Pension Plan, as in effect until April 30, 1988. The NPSI Plan was a predecessor of the AP Plan. As of April 1, 1985, the NPSI Plan was set forth in a single document but was treated as two separate plans for purposes of the Code; one component was a profit-sharing plan and the other component was a pension plan. The AP Plan, as adopted as of May 1, 1988, constituted an amendment to the profit-sharing portion of the NPSI Plan and a merger of the pension portion of the NPSI Plan into the AP Plan.

         19.32"Participant" means an individual whose participation in the Plan (a) has commenced pursuant to Section 2.2 or 2.3 and
         (b) has not yet terminated pursuant to Section 2.5.

         19.33 "Participating Company" means each member of the Affiliated Group which has been designated in writing as a Participating Company by the Company. The Company, in writing, may designate a member of the Affiliated Group as a Participating Company with respect to certain Employees, to the exclusion of the other Employees of such Affiliated Group member.

         19.34 "Pension Accounts" means, to the extent applicable to a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, and who previously participated in the pension component of the NPSI Plan, one or more of the accounts maintained under the Plan to which "Pension Contributions" made under the NPSI Plan were transferred.

         19.35 "Period of Service" means an Employee's period of employment with any Affiliated Group member, as determined under Article 18.

         19.36 "Period of Severance" means a period of time which commences when the Employee retires, quits, is discharged or otherwise severs from all employment with any member of the Affiliated Group and ends on the date (if any) on which he or she is rehired by a member of the Affiliated Group. In no event, however, shall a Period of Severance commence during any period of Special Absence (not to exceed 12 consecutive months).

         19.37 "Permanent Service Break" means either (a) a Period of Severance of at least 12 consecutive months ending prior to January 1, 1985, or (b) a Period of Severance of at least 60 consecutive months ending on or after January 1, 1985.

         19.38 "Plan" means this American President Companies, Ltd. SMART Plan, as amended from time to time.

         19.39 "Plan Benefit" means the benefit payable to the Participant or to his or her Beneficiary pursuant to Article 10.

         19.40        "Plan Year" means a calendar year.

         19.41 "Profit-Sharing Accounts" means, to the extent applicable to a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, and who previously participated in the profit-sharing component of the NPSI Plan, one or more of the accounts maintained under the Plan to which "Profit-Sharing Contributions" made under the NPSI Plan were transferred.

         19.42 "Qualified Joint and Survivor Annuity" means a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable (a) in the case of a married Participant, for the joint lives of the Participant and his or her spouse, with 100% of such annuity continued for the life of the survivor, and (b) in the case of a single Participant, for the life of the Participant.

         19.43 "Qualified Preretirement Survivor Annuity" means a monthly annuity in the form described in Section 10.10.

         19.44        "Review Panel" means the fiduciary described in
         Section 12.1.

         19.45 "Rollover Accounts" means, to the extent applicable to a Participant, one or more of the accounts maintained under the Plan to which Rollover Contributions are credited. Rollover Accounts shall also include transferred amounts described in Section 6.6.

         19.46 "Rollover Contribution" means a contribution made by the Participant pursuant to Article 5.

         19.47 "Salary Deferral" means a Matched Salary Deferral or an Unmatched Salary Deferral.

         19.48 "Salary Deferral Accounts" means, to the extent applicable to the Participant, one or more of the accounts maintained under the Plan to which Salary Deferrals are credited. Salary Deferral Accounts shall also include transferred amounts described in Section 6.6.

         19.49 "Special Absence" means an absence from work which commences on or after January 1, 1985, and which is due to:

         (a)         The Employee's pregnancy;

         (b)         The birth of the Employee's child;

         (c) The placement of a child with the Employee in connection with the adoption of such child by the Employee; or

         (d) Caring for the child for a period immediately after the birth or placement described in Subsections (b) and
         (c) above, respectively.

         An absence shall not be treated as a Special Absence unless the Employee furnishes to the Company such timely information as the Company may reasonably require in order to establish that such absence is caused by one of the reasons set forth in this Section 19.49 and to determine the number of days for which such absence is continuing.

         19.50 "Transferred Company Accounts" means, to the extent applicable to a Participant who transfers to this Plan from the AP Plan as of September 1, 1990, one or more of the accounts maintained under the Plan to which "Discretionary Contributions" and "Matching Contributions" made under the AP Plan were transferred.

         19.51 "Trust Agreement" means the trust agreement(s) between the Company and the Trustee, as amended from time to time.

         19.52 "Trustee" means the trustee(s) appointed by the Company pursuant to Section 13.1.

         19.53 "Trust Fund" means the trust fund(s) established pursuant to the Trust Agreement.

         19.54 "United States" means the 50 states of the United States, the District of Columbia, Guam and Puerto Rico.

         19.55 "Unmatched After-Tax Contribution" means an after-tax contribution that (a) was made by a Participant under Article 3 and (b) exceeded six percent of his or her Compensation for the period for which it was made.

         19.56 "Unmatched Contribution" means an Unmatched After-Tax Contribution or an Unmatched Salary Deferral.

         19.57 "Unmatched Salary Deferral" means a pre-tax contribution that (a) was made by a Participating Company on a Participant's behalf under
         Article 3 and (b) exceeded six percent of his or her Compensation for the period for which it was made.

         19.58 "Years of Service" means the number of months in an Employee's Period of Service divided by 12. In no event, however, shall the Years of Service of an Employee who transfers to this Plan from the AP Plan as of September 1, 1990, be less than the number of his or her Years of Service under the AP Plan as of August 31, 1990.
         ARTICLE 20.  EXECUTION.

         To record the second amendment and restatement of the Plan to read as set forth herein, effective as of January 1, 1993, the Company has caused its authorized officer to execute this document on this 21st day of November, 1994.


                                     AMERICAN PRESIDENT COMPANIES, LTD.



                                             By  Timothy J. Windle
                                                 Assistant Secretary
                                   APPENDIX I

                          LIMITATIONS ON CONTRIBUTIONS;


ARTICLE 1.     DEFINITIONS.

1.1 "Aggregate 401(k) Contributions" means, for any Plan Year, the sum of the following: (a) the Participant's Salary Deferrals for the Plan Year; (b) the Matching Contributions allocated to the Participant's Accounts as of a date within the Plan Year, to the extent that such Matching Contributions are aggregated with Salary Deferrals pursuant to Section 2.5 of this Appendix I;
and (c) the Qualified Nonelective Contributions allocated to the Participant's Accounts as of a date within the Plan Year, to the extent that such Qualified Nonelective Contributions are aggregated with Salary Deferrals pursuant to Section 2.6 of this Appendix I.

1.2 "Aggregate 401(m) Contributions" means, for any Plan Year, the sum of the following: (a) the Matching Contributions allocated to the Participant's Accounts as of a date within the Plan Year; (b) the After-Tax Contributions allocated to the Participant's Accounts as of a date within the Plan Year;
(c) the Participant's Salary Deferrals for the Plan Year, to the extent that such Salary Deferrals are aggregated with Matching Contributions pursuant to
Section 3.4 of this Appendix I; and (d) the Qualified Nonelective Contributions allocated to the Participant's Accounts as of a date within the Plan Year, to the extent that such Qualified Nonelective Contributions are aggregated with Matching Contributions pursuant to Section 3.5 of this Appendix I.

1.3 "Annual Additions" means, for any calendar year, the sum of the following:

         (a) The aggregate after-tax employee contributions that the Participant contributes during such year to all qualified retirement plans maintained by the Employer Group;

         (b) The amount of employer contributions and forfeitures allocated to the Participant under any qualified defined-contribution plan that may be maintained by the Section 415 Employer Group, other than this Plan, as of any date within such year;

         (c) The amount of Unmatched Contributions allocated to the Participant's Accounts under this Plan as of any date within such year;

         (d) The amount of Matched Contributions allocated to the Participant's Accounts under this Plan as of any date within such year and Matching Contributions and Forfeitures attributable to such Matched Contributions;

         (e) The amount of Discretionary Contributions allocated to the Participant's Accounts under this Plan as of any date within such year; and

         (f) The amount of Qualified Nonelective Contributions allocated to the Participant's Accounts under this Plan as of any date within such year.

         A Participant's Annual Additions shall not include Rollover Contributions or any payments of principal or interest on a loan that he or she has obtained from the Plan.

         1.4 "Excess Aggregate Contributions" means the amount by which the Aggregate 401(m) Contributions of Highly Compensated Employees are reduced pursuant to Section 3.3 of this Appendix I.

         1.5 "Excess Contributions" means the amount by which the Aggregate 401(k) Contributions of Highly Compensated Employees are reduced pursuant to Section 2.4 of this Appendix I.

         1.6 "Excess Deferrals" means the amount of a Participant's Salary Deferrals and elective deferrals (within the meaning of section 402(g)(3) of the Code) that exceed the limits set forth in Section 2.1 of this Appendix I.

         1.7 "Family Member" for purposes of this Appendix I, means an individual's spouse, lineal ascendants and descendants, and the spouses of such lineal ascendants and descendants.

         1.8 "Highly Compensated Employee" for any Plan Year means any active Employee who, during the look-back year:

         (a) Received Total Compensation of more than $75,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment);

         (b) Received Total Compensation of more than $50,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment) and was a member of the Top-Paid Group; or

         (c) Was an officer of a member of the Affiliated Group and received Total Compensation of more than 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code.

         The term "Highly Compensated Employee" also includes: (1) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Total Compensation from members of the Affiliated Group during the determination year; and (2) Employees who are five-percent owners at any time during the look-back year or determination year. If no officer has satisfied the Total Compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         If an Employee is, during a determination year or look-back year, a Family Member of either a five-percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Total Compensation paid during such year, then the Family Member and the five-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and the five-percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Earnings, compensation and Plan contributions and benefits of the Family Member and five-percent owner or top-ten Highly Compensated Employee.

         For purposes of this Section 1.8, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the Top-Paid Group, the top 100 Employees, the number of Employees treated as officers and the Total Compensation that is considered, will be made in accordance with section 414(q) of the Code and regulations thereunder.

         1.9 "Highly Compensated Former Employee" means a former Employee who separated from service (or is deemed to have separated) prior to the determination year, performs no service for any member of the Affiliated Group during the determination year, and was a Highly Compensated Employee as an active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. The determination of who is a Highly Compensated Former Employee will be made in accordance with section 414(q) of the Code and regulations thereunder.

         1.10 "Nonhighly Compensated Employee" for any Plan Year means any active Employee who is not a Highly Compensated Employee.

         1.11 "Section 415 Compensation" means any one of the definitions of compensation described in Subsections (a), (b), (c) or (d) of Section
         1.13 of this Appendix I received by an Employee from members of the
         Section 415 Employer Group. Any definition of Section 415 Compensation shall be used consistently to define the compensation of all Employees taken into account in satisfying the requirements of an applicable provision of this Appendix I for the relevant determination period.

         1.12 "Section 415 Employer Group" means any group of one or more chains of corporations connected through stock ownership with the Company, if:

         (a) Stock possessing more than 50% of the total combined voting power of all classes of stock entitled to vote or more than 50% of the total value of shares of all classes of stock of each of the corporations, except the Company, is owned by one or more of the other corporations; and

         (b) The Company owns stock possessing more than 50% of the total combined voting power of all classes of stock entitled to vote or more than 50% of the total value of shares of all classes of stock of at least one of the other corporations excluding, in computing such voting power or value, stock owned directly by such other corporations.

         1.13 "Section 414(s) Compensation" means any one of the following definitions of compensation received by an Employee from members of the Affiliated Group:

         (a) Compensation as defined in Treasury Regulation section 1.415-2(d) or any successor thereto;

         (b) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(23) of the Code);

         (c) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, plus all other payments of compensation reportable under Code sections 6041(d) and 6051(a)(3) and the regulations thereunder, determined without regard to any rules that limit such Wages or reportable compensation based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(23) of the Code), and modified, at the election of the Company, to exclude amounts paid or reimbursed for the Employee's moving expenses, to the extent it is reasonable to believe that these amounts are deductible by the Employee under section 217 of the Code;

         (d) Any of the definitions of Section 414(s) Compensation set forth in Subsections (a), (b) and (c) above, reduced by all of the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits;

         (e) Any of the definitions of Section 414(s) Compensation set forth in Subsections (a), (b), (c) and (d) above, modified to include any elective contributions made by a member of the Affiliated Group on behalf of the Employee that are not includible in gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code; or

         (f) Any reasonable definition of compensation that does not by design favor Highly Compensated Employees and that satisfies the nondiscrimination requirement set forth in Treasury Regulation section 1.414(s)-1T(d)(2) or the successor thereto.

         Any definition of Section 414(s) Compensation shall be used consistently to define the compensation of all Employees taken into account in satisfying the requirements of an applicable provision of this Appendix I for the relevant determination period. For purposes of applying the limitations set forth in Articles 2, 3 and 4 of this Appendix I, Section 414(s) Compensation shall not include compensation paid to an Employee for 1993 in excess of $235,840, which is the limitation in effect for such year under Code section 401(a)(17), or any compensation paid to an Employee for any Plan Year beginning after December 31, 1993 in excess of $150,000 (or such other amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment under Code section 401(a)(17).

         1.14 "Top-Paid Group" for any Plan Year means the top 20% (in terms of Total Compensation) of all Employees of the Affiliated Group, excluding the following:

         (a) Any Employee covered by a collective bargaining agreement who is not an Eligible Employee;

         (b) Any Employee who is a nonresident alien with respect to the United States who receives no income with a source within the United States from a member of the Affiliated Group;

         (c) Any Employee who has not completed at least 500 Hours of Service during any six-month period at the end of the Plan Year;

         (d) Any Employee who normally works less than 17 hours per week;

         (e) Any Employee who normally works no more than six months during any year; and

         (f) Any Employee who has not attained the age of 21 at the end of the Plan Year."

         1.15        "Total Compensation" means "wages," as defined in
         section 3401(a) of the Code for purposes of income tax withholding at the source, but determined:

         (a) Without regard to any rules that limit the remuneration included in "wages" based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code); and

         (b) By including amounts deferred but not refunded under a cafeteria plan, as such term is defined in section 125(c) of the Code and under a plan, including this Plan, qualified under section 401(k) of the Code.
         ARTICLE 2.   DEFERRAL AND AVERAGE DEFERRAL PERCENTAGE
               LIMITATIONS.

         2.1   Return of Excess Deferrals

         The aggregate Salary Deferrals of any Participant for any calendar year, together with his or her elective deferrals under any other plan or arrangement to which section 402(g) of the Code applies and that is maintained by any Affiliated Group member shall not exceed $7,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment). In the event that such aggregate Salary Deferrals and elective deferrals of any Participant for any calendar year exceed $7,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment), then the Participant may designate all or a portion of such Excess Deferrals as attributable to this Plan and may request a refund of such portion by notifying the Company in writing on or before the March 1 next following the close of such calendar year. If timely notice is received by the Company, then such portion of the Excess Deferrals, and any income or loss allocable to such portion, shall be refunded to the Participant not later than the April 15 next following the close of such calendar year. If timely notice is not received, then such a Participant's Excess Deferrals, and any income or loss allocable thereto, shall be refunded to the Participant from this Plan no later than the April 15 next following the close of such calendar year.

         In the event that a Participant's elective deferrals (within the meaning of section 402(g)(3) of the Code) for a calendar year exceed $7,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment) solely because such Participant participated in this Plan and a plan or arrangement maintained by an employer other than the Company or any member of the Affiliated Group, then such Participant may designate all or a portion of such Excess Deferrals as attributable to this Plan and may request a refund of such portion by notifying the Company in writing on or before the March 1 next following the close of such calendar year; provided, however, that no refund shall be made from the Plan in these circumstances unless the Participant is an Employee on the earlier of such March 1 or the date such refund is to be made.

         2.2   Average Deferral Percentage Limitation

         The Plan shall satisfy the average deferral percentage test, as provided in section 401(k)(3) of the Code and section 1.401(k)-1 of the regulations issued thereunder. Subject to the special rules described in Section 2.7 of this Appendix I, the Aggregate 401(k) Contributions of Highly Compensated Employees shall not exceed the limits described below:

         (a) An Actual Deferral Percentage shall be determined for each individual who, at any time during the Plan Year, is a Participant (including a suspended Participant) or is eligible to participate in the Plan, which Actual Deferral Percentage shall be the ratio, computed to the nearest one-hundredth of one percent, of the individual's Aggregate 401(k) Contributions for the Plan Year to the individual's Section 414(s) Compensation for the Plan Year;

         (b) The Actual Deferral Percentages (including zero percentages) of Highly Compensated Employees and Nonhighly Compensated Employees shall be separately averaged to determine each group's Average Deferral Percentage; and

         (c) The Aggregate 401(k) Contributions of Highly Compensated Employees shall constitute Excess Contributions and shall be reduced, pursuant to Sections 2.3 and 2.4 of this Appendix I, to the extent that the Average Deferral Percentage of Highly Compensated Employees exceeds the greater of (1) 125% of the Average Deferral Percentage of Nonhighly Compensated Employees or (2) the lesser of
               (a) 200% of the Average Deferral Percentage of Nonhighly Compensated Employees or (B) the Average Deferral Percentage of Nonhighly Compensated Employees plus two percentage points.

         2.3   Allocation of Excess Contributions to Highly Compensated
               Employees

         Any Excess Contributions for a Plan Year shall be allocated to Highly Compensated Employees by use of a leveling process, whereby the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to (a) eliminate all Excess Contributions or (b) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next-highest Actual Deferral Percentage. Such leveling process shall be repeated until all Excess Contributions for such Plan Year are allocated to Highly Compensated Employees.

         2.4   Distribution of Excess Contributions;

         Excess Contributions allocated to Highly Compensated Employees for the Plan Year pursuant to Section 2.3 of this Appendix I, together with any income or loss allocable to such Excess Contributions, shall be distributed to such Highly Compensated Employees not later than the March 15 next following the close of such Plan Year, if possible, and in any event no later than the December 31 next following the close of such Plan Year. Any Employee Contributions distributed pursuant to this Section 2.4 shall not be treated as Matched Contributions.

         2.5   Qualified Matching Contributions;

         The Company, in its sole discretion, may include all or a portion of the Matching Contributions for a Plan Year in Aggregate 401(k) Contributions taken into account in applying the Average Deferral Percentage limitation described in Section 2.2 of this Appendix I for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(k)-1(b)(5) are satisfied.

         2.6   Corrective Qualified Nonelective Contributions;

         In order to satisfy (or partially satisfy) the Average Deferral Percentage limitation described in Section 2.2 of this Appendix I, the Average Contribution Percentage limitation described in Section 3.1 of this Appendix I or the multiple-use limitation described in Section 4.2 of this Appendix I (or more than one of such limitations), the Company, in its sole discretion, may make a Qualified Nonelective Contribution to the Plan. Any such Qualified Nonelective Contribution shall be allocated to the Accounts of those Participants who are eligible to receive an allocation of Matching Contributions under Section 4.2 of the Plan and who are Nonhighly Compensated Employees for the Plan Year with respect to which such Qualified Nonelective Contribution is made, beginning with the Participant with the lowest Section 414(s) Compensation for such Plan Year and allocating the maximum amount permissible under Section 5.1 of this Appendix I before allocating any portion of such Qualified Nonelective Contribution to the Participant with the next lowest Section 414(s) Compensation. Such allocations shall continue until the Plan satisfies the Average Deferral Percentage limitation described in Section 2.2 of this Appendix I, the Average Contribution Percentage limitation described in
         Section 3.1 of this Appendix I or the multiple-use limitation described in Section 4.2 of this Appendix I (or more than one of such limitations), or until the amount of such Qualified Nonelective Contribution is exhausted.

         The Company, in its sole discretion, may include all or a portion of the Qualified Nonelective Contributions for a Plan Year in Aggregate 401(k) Contributions taken into account in applying the Average Deferral Percentage limitation described in Section 2.2 of this Appendix I for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(k)-1(b)(5) are satisfied.

         Qualified Nonelective Contributions shall be paid to the Trustee as soon as reasonably practicable following the close of the Plan Year and shall be allocated to the Accounts of Nonhighly Compensated Employees as of the last day of such Plan Year. In all other respects, the contribution, allocation, investment, vesting and distribution of Qualified Nonelective Contributions shall be governed by the provisions of the Plan concerning Matching Contributions.

         2.7   Special Rules

         The following special rules shall apply for purposes of this Article 2:

         (a) The amount of Excess Deferrals to be distributed to a Participant for a calendar year pursuant to Section 2.1 of this Appendix I shall be reduced by the amount of any Excess Contributions previously distributed to such Participant for the Plan Year ending within such calendar year;

         (b) The amount of Excess Contributions to be distributed to a Participant for a Plan Year pursuant to Section 2.2 of this Appendix I shall be reduced by the amount of any Excess Deferrals previously distributed to such Participant for the calendar year ending with such Plan Year;

         (c)   For purposes of applying the limitation described in
               Section 2.2 of this Appendix I,
               the Actual Deferral Percentage of any Highly Compensated Employee who is eligible to make Salary Deferrals and to make elective deferrals (within the meaning of section 402(g)(3) of the Code) under any other plans, contracts or arrangements of the Affiliated Group shall be determined as if all such Salary Deferrals and elective deferrals were made under a single arrangement; provided, however, that plans, contracts and arrangements shall not be treated as a single arrangement to the extent that Treasury Regulation section 1.401(k)-1(b)(3)(ii)(B) prohibits aggregation;

         (d) In the event that this Plan is aggregated with one or more other plans in order to satisfy the requirements of Code section 401(a)(4), 401(k) or 410(b), then all such aggregated plans, including the Plan, shall be treated as a single plan for all purposes under all such Code sections (except for purposes of the average benefit percentage provisions of Code section 410(b)(2)(A)(ii));

         (e) In the event that the mandatory disaggregation rules of Treasury Regulation section 1.401(k)-1(b)(3)(ii)(B) apply to the Plan, or to the Plan and other plans with which it is aggregated as described in Subsection (d) above, then the limitation described in Section 2.2 of this Appendix I shall be applied as if each mandatorily disaggregated portion of the Plan (or aggregated plans) were a single arrangement;

         (f) The Actual Deferral Percentage of any of the 10 most highly compensated Highly Compensated Employees or any five-percent owner shall be determined by combining the Aggregate 401(k) Contributions and Section 414(s) Compensation of such top-10 Highly Compensated Employee or five-percent owner with the Aggregate 401(k) Contributions and Section 414(s) Compensation of any Employees who are Family Members of such top-10 Highly Compensated Employee or five-percent owner;

         (g) Any Excess Contributions of any of the 10 most highly compensated Highly Compensated Employees or five-percent owner affected by the family-aggregation rules described in
               Subsection (f) of this Section 2.5 shall be allocated among the individuals in each family aggregation group in proportion to the Aggregate 401(k) Contributions of each such individual; and

         (h) Income (and loss) allocable to Excess Contributions for the Plan Year shall be determined pursuant to the provisions for allocating income (and loss) to a Participant's Accounts under Section 5.7 of the Plan.

         2.8   Prospective Limitations on Salary Deferrals

         At any time, the Company (at its sole discretion) may reduce the maximum rate at which any Participant may make Salary Deferrals or After-Tax Contributions (or both) to the Plan, or the Company may require that any Participant discontinue any or all Employee Contributions, in order to ensure that the limitations described in this Article 2 are met. Any reduction or discontinuance of Employee Contributions may be applied selectively to individual Participants or to particular classes of Participants, as the Company may determine. Upon such date as the Company may determine, this Section 2.8 shall automatically cease to apply until the Company again determines that a reduction or discontinuance of Employee Contributions is required for any Participant.
         ARTICLE 3.   AVERAGE CONTRIBUTION PERCENTAGE LIMITATIONS.

         3.1   Average Contribution Percentage Limitation

         The Plan shall satisfy the average contribution percentage test, as provided in section 401(m)(2) of the Code and section 1.401(m)-1 of the regulations issued thereunder. Subject to the special rules described in Section 3.6 of this Appendix I, the Aggregate 401(m) Contributions of Highly Compensated Employees shall not exceed the limits described below:

         (a) An Actual Contribution Percentage shall be determined for each individual who, at any time during the Plan Year, is a Participant (including a suspended Participant) or is eligible to participate in the Plan, which Actual Contribution Percentage shall be the ratio, computed to the nearest one-hundredth of one percent, of the individual's Aggregate 401(m) Contributions for the Plan Year to the individual's Section 414(s) Compensation for the Plan Year;

         (b) The Actual Contribution Percentages (including zero percentages) of Highly Compensated Employees and Nonhighly Compensated Employees shall be separately averaged to determine each group's Average Contribution Percentage; and

         (c) The Aggregate 401(m) Contributions of Highly Compensated Employees shall constitute Excess Aggregate Contributions and shall be reduced, pursuant to Sections
               3.2 and 3.3 of this Appendix I, to the extent that the Average Contribution Percentage of Highly Compensated Employees exceeds the greater of (1) 125% of the Average Contribution Percentage of Nonhighly Compensated Employees or (2) the lesser of (A) 200% of the Average Contribution Percentage of Nonhighly Compensated Employees or (B) the Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

         3.2 Allocation of Excess Aggregate Contributions to Highly Compensated Employees

         Any Excess Aggregate Contributions for a Plan Year shall be allocated to Highly Compensated Employees by use of a leveling process, whereby the Actual Contribution Percentage of the Highly Compensated
         Employee with the highest Actual Contribution Percentage is reduced to the extent required to (a) eliminate all Excess Aggregate Contributions or (b) cause such Highly Compensated Employee's Actual Contribution Percentage to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next-highest Actual Contribution Percentage. Such leveling process shall be repeated until all Excess Aggregate Contributions for such Plan Year are allocated to Highly Compensated Employees.

         3.3   Distribution of Excess Aggregate Contributions

         Excess Aggregate Contributions allocated to Highly Compensated Employees for the Plan Year pursuant to Section 3.2 of this Appendix I, together with any income or loss allocable to such Excess Aggregate Contributions, shall be distributed to such Highly Compensated Employees not later than the March 15 next following the close of such Plan Year, if possible, and in any event no later than the December 31 next following the close of such Plan Year. Any Employee Contributions distributed pursuant to this Section 3.3 shall not be treated as Matched Contributions.

         3.4   Use of Salary Deferrals

         The Company, in its sole discretion, may include all or a portion of the Salary Deferrals for a Plan Year in Aggregate 401(m) Contributions taken into account in applying the Average Contribution Percentage limitation described in Section 3.1 of this Appendix I for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(m)-1(b)(5) are satisfied.

         3.5   Corrective Qualified Nonelective Contributions

         The Company, in its sole discretion, may include all or a portion of the Qualified Nonelective Contributions made pursuant to Section 2.6 of this Appendix I for a Plan Year in Aggregate 401(m) Contributions taken into account in applying the Average Contribution Percentage limitation described in Section 3.1 of this Appendix I for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(m)- 1(b)(5) are satisfied.

         3.6   Special Rules

         The following special rules shall apply for purposes of this Article 3:


         (a)   For purposes of applying the limitation described in
               Section 3.1 of this Appendix I, the Actual Contribution Percentage of any Highly Compensated Employee who is eligible to participate in the Plan and to make employee contributions or receive an allocation of matching contributions (within the meaning of section 401(m)(4)(A) of the Code) under any other plans, contracts or arrangements of the Affiliated Group shall be determined as if Matching Contributions allocated to such Highly Compensated Employee's Accounts and all such employee contributions and matching contributions were made under a single arrangement;

         (b) In the event that this Plan is aggregated with one or more other plans in order to satisfy the requirements of Code section 401(a)(4), 401(m) or 410(b), then all such aggregated plans, including the Plan, shall be treated as a single plan for all purposes under all such Code sections (except for purposes of the average benefit percentage provisions of Code section 410(b)(2)(A)(ii));

         (c) In the event that the mandatory disaggregation rules of Treasury Regulation section 1.401(m)-1(b)(3)(ii) apply to the Plan, or to the Plan and other plans with which it is aggregated as described in Subsection (b) above, then the limitation described in Section 3.1 of this Appendix I shall be applied as if each mandatorily disaggregated portion of the Plan (or aggregated plans) were a single arrangement;

         (d) The Actual Contribution Percentage of any of the 10 most highly compensated Highly Compensated Employees or any five-percent owner shall be determined by combining the Aggregate 401(m) Contributions and Section 414(s) Compensation of such top-10 Highly Compensated Employee or five-percent owner with the Aggregate 401(m) Contributions and Section 414(s) Compensation of any Employees who are Family Members of such top-10 Highly Compensated Employee or five-percent owner;

         (e) Any Excess Aggregate Contributions of any of the 10 most highly compensated Highly Compensated Employees or five-percent owner affected by the family-aggregation rules described in Subsection (d) of this Section 3.6 shall be allocated among the individuals in each family aggregation group in proportion to the Aggregate 401(m) Contributions of each such individual; and

         (f)   Income (and loss) allocable to Excess Aggregate
               Contributions for the Plan Year shall be determined pursuant to the provisions for allocating income (and loss) to a Participant's Accounts under Section 5.7 of the Plan.
         ARTICLE 4.   MULTIPLE-USE LIMITATIONS.

         4.1   Applicability of the Multiple-Use Limitation;

         The limitation described in this Article 4 shall apply only if, for a Plan Year, after the limitations of Articles 2 and 3 of this Appendix I are applied:

         (a) The Average Deferral Percentage of Highly Compensated Employees (1) exceeds 125% of the Average Deferral Percentage of Nonhighly Compensated Employees, but (2) does not exceed the lesser of (A) 200% of the Average Deferral Percentage of Nonhighly Compensated Employees or (B) the Average Deferral Percentage of Nonhighly Compensated Employees plus two percentage points; and

         (b) The Average Contribution Percentage of Highly Compensated Employees (1) exceeds 125% of the Average Contribution Percentage of Nonhighly Compensated Employees, but (2) does not exceed the lesser of (A) 200% of the Average Contribution Percentage of Nonhighly Compensated Employees or (B) the Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

         4.2   Multiple-Use Limitation

         The sum of the Average Deferral Percentage and Average Compensation Percentage of Highly Compensated Employees shall not exceed the greater of (a) or (b) below.

         (a)   This limit equals the sum of:

               (1) 1.25 times the greater of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees; and

               (2) The lesser of (A) 200% of the lesser of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees, or (B) the lesser of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

         (b)   This limit equals the sum of:


               (1) 1.25 times the lesser of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees; and

               (2) The lesser of (A) 200% of the greater of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees, or (B) the greater of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

         4.3      Correction of Multiple-Use Limitation

         To the extent necessary, the limitation of Section 4.2 of this Appendix I shall be satisfied by one or more of the following methods: (a) the allocation of corrective Qualified Nonelective Contributions in the manner set forth in Sections 2.6 or 3.5 of this Appendix I, or (b) the distribution of Aggregate 401(m) Contributions (and income or loss allocable thereto) to Highly Compensated Employees in the manner set forth in Sections 3.2 and 3.3 of this Appendix I, followed by the distribution of Aggregate 401(k) Contributions (and income or loss allocable thereto) to Highly Compensated Employees in the manner set forth in Sections 2.3 and 2.4 of this Appendix I.
         ARTICLE 5.   ALLOCATION LIMITATIONS.

         5.1   Limitation on Contributions

         The Annual Additions allocated or attributed to a Participant for any calendar year shall not exceed the lesser of the following:

         (a) $30,000 (or, if greater, 25% of the dollar limitation in effect under Code section 415(b)(1)(A)); or

         (b) 25% of the Participant's Section 415 Compensation for such year.

         If a Participant's Annual Additions would exceed the foregoing limitation, then such Annual Additions shall be reduced by reducing the components thereof as necessary in the order in which they are listed in Section 1.3 of this Appendix I. Such reduction shall be made in accordance with this Article 5. Any amounts so reduced shall not be included in a Participant's Aggregate 401(k) Contributions or Aggregate 401(m) Contributions.

         5.2   Effect on Future Contributions

         Articles 3 and 4 of the Plan notwithstanding, the Employee Contributions that a Participant is permitted to make and his or her share of Company Contributions and reallocated Forfeitures shall be reduced prospectively to the extent required by Section 5.1 of this Appendix I. The aggregate amount of the Company Contributions that otherwise would be made under Article 4 of the Plan shall be reduced accordingly. Any Forfeitures that cannot be reallocated to any Participant by reason of this Article 5 shall be credited to the suspense account described in Section 5.4 of this Appendix I. No Participant shall be affected by this Article 5 in any manner unless a reduction of his or her Employee Contributions and his or her share of Company Contributions and reallocated Forfeitures is required in order to prevent his or her Annual Addition from exceeding the limitation set forth in Section 5.1 of this Appendix I.

         5.3   Return of Prior Employee Contributions

         If the amount of any prior Employee Contribution is determined to have been excessive by reason of this Article 5, then the amount of the excess (adjusted to reflect any earnings, appreciation or losses attributable to such excess) shall be refunded by the Trustee in cash to the Participant who made such Employee Contribution. Any Matched Employee Contributions that are refunded under this Section 5.3 shall not be included in the Matched Employee Contributions that attract a Matching Contribution.

         5.4   Other Excess Amounts

         If, as a result of the reallocation of Forfeitures or a reasonable error in estimating a Participant's compensation, the Participant's Annual Addition (other than Employee Contributions) exceeds his or her Contribution Limitation, then the excess shall be transferred to a suspense account. Any earnings, appreciation or losses attributable to the suspense account shall be allocated to such account. All amounts credited to the suspense account shall be applied to reduce Company Contributions for the next Plan Year, and for succeeding Plan Years if necessary. Such amounts shall be allocated among Participants pursuant to Article 4 of the Plan until the suspense account is exhausted (subject to this Article 5). The suspense account shall be invested as the Company shall direct.

         5.5   Combined Limitation on Benefits and Contributions

         Except as otherwise provided in ERISA, the Tax Equity and Fiscal Responsibility Act of 1982 or the Tax Reform Act of 1986, the sum of a Participant's defined-benefit plan fraction and his or her defined-contribution plan fraction shall not exceed 1.0 with respect to any Plan Year. For purposes of this Section 5.5, the terms "defined-benefit plan fraction" and "defined-contribution plan fraction" shall have the meaning given to such terms by section 415(e) of the Code and the regulations thereunder. If a Participant would exceed the foregoing limitation, then such Participant's benefits under any qualified defined-benefit plan that may be maintained by the Section 415 Employer Group shall be reduced as necessary to allow his or her Annual Additions to equal the maximum permitted by Section 5.1 of this Appendix I.